UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Chad L. Norton
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

SMALLCAP World Fund

[photo of a man walking by large panels with the world map printed on them]

Going the extra mile

Annual report for the year ended September 30, 2008

SMALLCAP World Fund® seeks long-term growth of capital through investments in smaller companies in the United States and around the world.

This fund is one of the 31 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Results at a glance
For periods ended September 30, 2008, with all distributions reinvested

		Average annual total returns
	Total returns			Lifetime
	1 year	5 years	10 years	(since 4/30/90)

SMALLCAP World Fund
(Class A shares)	–32.8%	9.7%	7.9%	9.3%

S&P Global <$3 Billion Index
(formerly S&P/Citigroup Global/
World Indexes)	–29.6	10.6	9.7	8.3

Lipper Global Small-Cap
Funds Average	–31.2	8.4	9.4	9.5

All market indexes cited in this report are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. S&P Global <$3 Billion Index has been used since May 2006. Cumulative returns for periods beginning before May 2006 also include results from the comparative indexes used in those periods as follows: S&P Global <$2 Billion (May 2004 to April 2006), S&P Developed <$1.5 Billion (January 2000 to April 2004), and S&P Developed <$1.2 Billion (1990 to 1999). The S&P Global indexes better reflect the fund’s investment universe because they include both developed and developing countries. The S&P Developed indexes (used prior to May 2004) only include stocks in developed countries.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

Please see page 3 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 31.

Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies.

In this report

Special feature

4	Going the extra mile

There are thousands of small
companies around the globe,
each a potential investment.
Our investment analysts go
the extra mile to find possible
small-company investments
for SMALLCAP World Fund.

Contents

1	Letter to shareholders

3	The value of a long-term
perspective

9	Summary investment portfolio

17	Financial statements

32	Board of directors and
other officers

[photo of a man walking by large panels with the world map printed on them]
Fellow shareholders:

SMALLCAP World Fund’s results for the 2008 fiscal year were poor. For the 12 months ended September 30, 2008, the fund lost 32.8% on a total return basis. This figure assumes you reinvested the 76 cents in dividends and $4.17 in capital gain distributions, as virtually all shareholders do. This was the second-worst fiscal year in the fund’s history, surpassed only by the 44.9% decline suffered in the 2001 period.

These results were slightly worse than the returns of the fund’s major benchmarks: the Lipper Global Small-Cap Funds Average fell 31.2% for the same period, while the unmanaged S&P Global <$3 Billion Index (formerly S&P/Citigroup Global/World Indexes) lost 29.6%. The fund’s return for the period also fell well below the 22.0% loss seen in the unmanaged Standard & Poor’s 500 Composite Index, a measure of some of the largest U.S. companies.

We are in the midst of a major bear market that started about a year ago. Since the close of the fiscal year, global equity markets have experienced further substantial losses on top of those seen in the past fiscal year. And small-cap stocks, the primary focus of this fund, generally do poorly in market downturns.

A global financial crisis

As has been widely reported, the current market crisis originated with the U.S. housing market. Risky loans to homebuyers with poor credit led to major losses in securities tied to those loans. These securities were packaged and sold as investments to financial institutions around the world, and when the underlying loans became troubled, the value of those investments fell precipitously. These credit losses then spread to auto loans, credit cards, commercial real estate and other financial instruments.

As the balance sheets of financial institutions weakened dramatically, a major credit crunch ensued. This, in turn, has led to a major global economic downturn. While the financial sector led the decline, there were few, if any, areas of strength left in the stock market by the end of the fund’s fiscal year.

How the fund responded

As you’ll see in the following pages, the fund’s exposure to the financial sector was relatively small — just 9.4% of the fund’s total portfolio. We correctly identified the financial sector as the root cause of the problem, and sought to make investments that would counter the negative trends as we saw them. But again, as worries spread across global markets, more and more sectors fell prey to the selloff. There was simply nowhere to hide.

[Begin Sidebar]
Where are SMALLCAP’s holdings located?

[begin pie chart]
As of September 30, 2008	Percent of net assets

United States	37.1%
Asia & Pacific Basin	26.1
Europe	17.9
Other (including Canada & Latin America)	6.1
Short-term securities & other assets less liabilities	12.8
[end pie chart]

[begin pie chart]
As of September 30, 2007	Percent of net assets

United States	32.3%
Asia & Pacific Basin	32.0
Europe	19.4
Other (including Canada & Latin America)	8.5
Short-term securities & other assets less liabilities	7.8
[end pie chart]
[End Sidebar]

Over the years, the fund sought to increase its opportunities for growth by expanding overseas investment. As the credit crisis took hold in the United States, this diversification seemed to be a prudent move, and the fund held just 37.1% of its assets in domestic stocks. However, while the root of the problem was in the United States, markets across the globe soon joined U.S. stocks in tumbling. Of our investments in 48 countries, 43 saw double-digit losses. And while domestic holdings fell 21.7% as measured by the unmanaged MSCI USA Index, many holdings from other nations fared worse, including those from both developed and emerging markets.

[Begin Sidebar]
[map of the world]
Largest equity holdings	Percent of net assets

Kingboard Chemical Holdings	1.0%
OPTI Canada	.9
Concho Resources	.8
Nitori	.7
Downer EDI	.7
ResMed	.7
Container Corp. of India	.6
Oilexco	.6
Samsung Engineering	.6
MSC Industrial Direct	.6
[End Sidebar]

Our holdings in the health care sector were one of the few bright spots of the year: Vision Sciences rose 96.6%, United Therapeutics was up 58.1% and Vital Signs gained 41.7%. However, the vast majority of the fund’s holdings had negative returns for the year, most notably in the financials and metals sectors. Bank of Georgia lost 81.9%, Oxus Gold fell 83%, and Federal Agricultural Mortgage lost 86%.

Keeping a long-term perspective

This is truly an unprecedented time for investors. With very few exceptions, there has been a worldwide liquidation of stocks, bonds and commodities. As of the fiscal year end, credit markets had frozen, which can be particularly hard on small-cap companies that rely on credit to fuel their growth. Even large, well-established companies are finding it difficult to obtain the credit they need. In a series of coordinated actions, the eight major industrialized nations of the world have worked to stabilize global financial markets through the reduction of lending rates, injections of capital into the financial system, and moves to increase liquidity in commercial credit markets.

As it stands now, we are likely heading into a global recession, the length and depth of which cannot be forecast. Naturally, we remain very cautious when investing. The stocks that the fund now holds represent companies we believe will survive the current crisis and prosper when the inevitable recovery occurs. It is worth noting that, historically, small-company stocks traditionally have recovered quickly from downturns. We continue to use our research talents to find investment opportunities; you can read about some of our efforts starting on page 4. And we will continue to invest for the long term.

We do not pretend that it’s easy to withstand significant losses, and we understand keeping a long-term perspective can be daunting in today’s markets. However, investing for the long term is one of the bedrock principles of this fund, and all the American Funds. Over time, the benefits of such long-term investments have historically outweighed short-term market disruptions. We believe strongly that the fund will recover over time, and we will work hard to make that happen.

We appreciate your continued support and thank you for your continued patience.

Sincerely,

/s/ Gordon Crawford
Gordon Crawford
Vice Chairman of the Board

/s/ Gregory W. Wendt
Gregory W. Wendt
President

November 5, 2008

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2008, the end of the fund’s latest fiscal year. As you can see, the $10,000 would have grown to $48,685 even after deducting the maximum 5.75% sales charge.

S&P Global <$3 Billion Index (formerly S&P/Citigroup Global/World Indexes) has been used since May 2006. Cumulative returns for periods beginning before May 2006 also include results from the comparative indexes used in those periods as follows: S&P Global <$2 Billion (May 2004 to April 2006), S&P Developed <$1.5 Billion (January 2000 to April 2004), and S&P Developed <$1.2 Billion (1990 to 1999). The S&P Global indexes better reflect the fund’s investment universe because they include both developed and developing countries. The S&P Developed indexes (used prior to May 2004) only include stocks in developed countries. These indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]
	Date	SMALLCAP World Fund	Date	S&P Global <$3 Billion Index[2,3]	Date	Consumer Price Index[4]
	4/30/1990	$9,425	4/30/1990	$10,000	4/30/1990	$10,000
Fiscal Year 1990
High	16-Jul-90	$9,963	17-Jul-90	$11,596	Sep-90	$10,295
Low	28-Sep-90	$8,288	28-Sep-90	$8,918	Apr-90	$10,000
Close	30-Sep-90	$8,288	30-Sep-90	$8,918	Sep-90	$10,295
Fiscal Year 1991
High	30-Sep-91	$11,307	17-Apr-91	$11,421	Sep-91	$10,644
Low	11-Oct-90	$8,231	16-Jan-91	$8,897	Oct-90	$10,357
Close	30-Sep-91	$11,307	30-Sep-91	$11,210	Sep-91	$10,644
Fiscal Year 1992
High	12-Feb-92	$12,666	7-Feb-92	$11,884	Sep-92	$10,962
Low	9-Oct-91	$11,140	12-Aug-92	$10,570	Oct-91	$10,659
Close	30-Sep-92	$11,640	30-Sep-92	$10,999	Sep-92	$10,962
Fiscal Year 1993
High	30-Sep-93	$15,418	3-Sep-93	$14,469	Sep-93	$11,257
Low	5-Oct-92	$11,368	9-Oct-92	$10,649	Oct-92	$11,001
Close	30-Sep-93	$15,418	30-Sep-93	$14,341	Sep-93	$11,257
Fiscal Year 1994
High	3-Feb-94	$17,254	2-Sep-94	$15,687	Sep-94	$11,590
Low	24-Jun-94	$15,474	29-Nov-93	$13,616	Oct-93	$11,303
Close	30-Sep-94	$16,744	30-Sep-94	$15,396	Sep-94	$11,590
Fiscal Year 1995
High	11-Sep-95	$20,046	11-Sep-95	$16,967	Sep-95	$11,885
Low	30-Jan-95	$15,821	13-Dec-94	$14,146	Oct-94	$11,598
Close	30-Sep-95	$19,856	30-Sep-95	$16,896	Sep-95	$11,885
Fiscal Year 1996
High	20-May-96	$23,573	20-May-96	$19,449	Sep-96	$12,242
Low	18-Dec-95	$19,323	27-Oct-95	$16,209	Dec-95	$11,908
Close	30-Sep-96	$22,877	30-Sep-96	$18,911	Sep-96	$12,242
Fiscal Year 1997
High	30-Sep-97	$28,689	30-Sep-97	$21,459	Sep-97	$12,506
Low	28-Apr-97	$22,594	14-Apr-97	$18,174	Oct-96	$12,281
Close	30-Sep-97	$28,689	30-Sep-97	$21,459	Sep-97	$12,506
Fiscal Year 1998
High	13-Oct-97	$29,202	22-Apr-98	$22,520	Sep-98	$12,692
Low	31-Aug-98	$22,174	31-Aug-98	$16,699	Dec-97	$12,514
Close	30-Sep-98	$22,749	30-Sep-98	$17,204	Sep-98	$12,692
Fiscal Year 1999
High	13-Sep-99	$33,760	15-Jul-99	$22,614	Sep-99	$13,026
Low	8-Oct-98	$20,294	8-Oct-98	$15,789	Dec-98	$12,715
Close	30-Sep-99	$32,172	30-Sep-99	$21,980	Sep-99	$13,026
Fiscal Year 2000
High	10-Mar-00	$56,595	9-Mar-00	$27,318	Sep-00	$13,476
Low	18-Oct-99	$31,127	18-Oct-99	$21,263	Oct-99	$13,049
Close	30-Sep-00	$44,532	30-Sep-00	$24,845	Sep-00	$13,476
Fiscal Year 2001
High	2-Oct-00	$43,857	2-Oct-00	$24,598	Sep-01	$13,832
Low	21-Sep-01	$23,450	21-Sep-01	$18,329	Oct-00	$13,499
Close	30-Sep-01	$24,516	30-Sep-01	$19,352	Sep-01	$13,832
Fiscal Year 2002
High	17-Apr-02	$31,220	17-May-02	$24,015	Sep-02	$14,042
Low	24-Sep-02	$22,831	24-Sep-02	$18,610	Dec-01	$13,708
Close	30-Sep-02	$23,121	30-Sep-02	$18,799	Sep-02	$14,042
Fiscal Year 2003
High	19-Sep-03	$31,932	19-Sep-03	$27,147	Sep-03	$14,368
Low	9-Oct-02	$21,288	9-Oct-02	$17,316	Dec-02	$14,034
Close	30-Sep-03	$30,626	30-Sep-03	$26,252	Sep-03	$14,368
Fiscal Year 2004
High	12-Apr-04	$38,954	7-Apr-04	$33,392	Sep-04	$14,732
Low	1-Oct-03	$31,035	1-Oct-03	$26,673	Dec-03	$14,298
Close	30-Sep-04	$36,736	30-Sep-04	$32,669	Sep-04	$14,732
Fiscal Year 2005
High	30-Sep-05	$46,392	30-Sep-05	$42,041	Sep-05	$15,423
Low	14-Oct-04	$36,577	14-Oct-04	$32,658	Dec-04	$14,763
Close	30-Sep-05	$46,392	30-Sep-05	$42,041	Sep-05	$15,423
Fiscal Year 2006
High	9-May-06	$58,016	9-May-06	$52,654	Aug-06	$15,818
Low	27-Oct-05	$43,590	20-Oct-05	$39,698	Dec-05	$15,268
Close	30-Sep-06	$53,477	30-Sep-06	$48,175	Sep-06	$15,741
Fiscal Year 2007
High	19-Jul-07	$73,253	19-Jul-07	$63,720	Sep-07	$16,175
Low	10-Jan-07	$58,657	3-Oct-06	$48,013	Nov-06	$15,632
Close	30-Sep-07	$72,413	30-Sep-07	$61,742	Sep-07	$16,175
Fiscal Year 2008
High	31-Oct-07	$76,428	31-Oct-07	$64,579	Jul-08	$17,065
Low	29-Sep-08	$47,556	29-Sep-08	$43,353	Oct-07	$16,175
Close	30-Sep-08	$48,685	30-Sep-08	$43,435	Sep-08	$16,973
[end mountain chart]
Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]These indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
[3]High and low points between fiscal year-ends based on daily index values. For shareholder reports prior to 2005, only month-end values were available.
[4]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[5]For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2008)*

	1 year	5 years	10 years

Class A shares	–36.63%	8.42%	7.27%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 1.07%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 25 and 26 for details.

[photo of a car driving on a highway - grass fields on both sides]

Going the extra mile

There are thousands of small companies around the globe, each a potential investment. Our investment analysts go the extra mile to find possible small-company investments for SMALLCAP World Fund.

Research is the foundation upon which investment decisions are made. That’s been a core principle of American Funds since its inception in 1931, and it remains just as crucial today.

The analysts working on behalf of SMALLCAP World Fund certainly have their work cut out for them. There are more than 46,000 publicly traded companies around the world, according to the World Federation of Exchanges, with the majority of them being small-capitalization companies. The analyst’s job is to find the best potential investments for the fund — the needle in the haystack.

“I wouldn’t call it daunting. It’s a challenge, but an exciting one,” says Lawrence Kymisis, an analyst and research director. “The resources and the opportunities for research at our disposal allow us to really drill down and find what we feel are the best investments out there.”

SMALLCAP’s analysts go beyond mere deskwork to determine whether a company is a good investment. They are based around the world, and many spend more than half of their time on the road, meeting with company executives, touring facilities and talking to customers, suppliers and competitors. As you’ll see here, they’re always on the lookout for opportunities.

They’re also on the lookout for problems. “We work closely with many other analysts, which, I think, helped us get ahead of some of the problems in mortgages and banking,” says Julian Abdey, small-cap analyst for the financial sector. “Sometimes, it’s not about what you own, but what you’ve avoided.”

[Begin Sidebar]
[blue image of a world map]
[photo of Kristian Stromsoe]
Kristian Stromsoe
U.S. and European small caps

One of Kristian’s first investments was a European kitchen equipment maker. When Kristian first looked at the company in 2001, he was drawn to the company’s “combi-steamer” products. “The company just dominated the market in combi-steamers, which seemed impressive,” he says. “Of course, I had to figure out exactly what a combi-steamer was.”

As it turns out, a combi-steamer is a kind of large-scale oven that can cook dozens of meals all at once; if you’ve ever been at a wedding reception or banquet, chances are your meal was cooked in a combi-steamer. Kristian’s job was to figure out what made this company’s combi-steamers stand out, and whether they could continue to dominate that market.

“Naturally, you meet with the company, which I did in London. I also traveled to Germany to see their facilities firsthand,” Kristian says. “You can tell a lot from how they operate and manufacture their products.”

Kristian also attended the company’s sales demonstrations. The company routinely gathers chefs and restaurant managers from around the world to discuss and use its products. “That was a great opportunity to talk with the chefs and the people using the product. You find out what they need — ease of use, easy to train new people on,” he says.

Finally, Kristian tried using the product himself, alongside those same chefs. “I was surprised at how easy it was to use,” he says. “Certainly the best meal I ever cooked.”
[End Sidebar]

[Begin Footnote]
Our organization manages equity assets through separate divisions that make independent decisions.
[End Footnote]

[Begin Sidebar]
[green image of a world map]
[photo of Alex Nicolaou]
Alex Nicolaou
U.S. small-cap health care analyst

American Funds analysts don’t just keep up on individual companies. In many cases, they have to be well-versed in broad areas of science and technology in order to identify opportunities. That’s what brought Alex to the North American Spine Society Convention in 2005.

“You have to keep abreast of what’s going on. When I visit health care conventions, I often find some interesting leads,” Alex says. At the NASS convention, there was a lot of talk among medical professionals about minimally invasive surgical procedures to relieve back pain — and a disproportionate amount of foot-traffic was heading toward a booth in the corner sponsored by a surgical tool company.

“I talked with their sales representatives, spoke to a few physicians and decided the company was worth a closer look,” he says. He researched the company thoroughly, and talked to a number of company executives. The company, for its part, was so convinced that their product was unique, they asked Alex to see for himself.

“They had this training room where, each week, they brought doctors in to perform simulated surgery with the company’s tools,” he says. “So they had me visit and brought me in there. The doctors were so excited using the tools. It was like watching 10-year-olds with a new toy.”
[End Sidebar]

[photo of a taxicab - Asian streets signs in the background]

The fund’s analysts recommend a “buy” or “sell” to the portfolio counselors. American Funds uses a multiple portfolio counselor system in which each portfolio counselor gets a piece of the fund’s assets to invest as he or she sees fit.

But there’s another participant in the fund as well — the analysts. The analysts collectively share a ninth piece of SMALLCAP’s assets, called the Research Portfolio (RP). Each analyst is given a sliver of this piece to invest in the stocks they recommend — anywhere from a few million to several hundred million dollars, depending on the strength of their convictions and their past success in choosing investment opportunities.

“The Research Portfolio is hugely important,” says Kristian Stromsoe, one of two RP coordinators for SMALLCAP. “This isn’t some practice portfolio. This is real money, and we are keenly aware of that. So when we recommend a stock, we take that very seriously, because we’ll be investing in it as well.”

[Begin Sidebar]
[red image of a world map]
[photo of Anne-Marie Peterson]
Anne-Marie Peterson
Retail and restaurant analyst

SMALLCAP’s analysts are always on the lookout for a good potential investment. Anne-Marie found one in her exercise class.

“There were people wearing these amazing clothes, bringing this big sense of comfort and fashion to the gym,” she says, noting that there were few examples of fashion-forward exercise clothing. “It was a big, gaping hole in the whole exercise culture, a real opportunity.”

The clothes were made by a small North American company that just expanded into the San Francisco area and was mulling its initial public stock offering. Anne-Marie went to work “kicking the tires.”

“You have to be a proactive investor and go out to get the whole story,” she says. That included touring stores and talking to managers and employees, as well as competitors and even those who had left the company. She also talked to customers and potential customers.

“I got a very clear picture of the kind of company it was,” she says. “The company has a very long-term approach to developing both its products and its employees.” Employees are highly focused and love the company’s health initiatives and career goal counseling. “The culture there was something very special, something that you see in highly successful companies.”

Anne-Marie invested last year, shortly after the IPO. While the stock has fallen since then, along with a wide variety of equities, she believes the stock is a good long-term investment. “I think it’s a special product line that creates demand,” she says. “The company remains sound, so I want to see it through the long term.”
[End Sidebar]

[Begin Sidebar]
[blue image of a world map]
[photo of Dawid Justus]
Dawid Justus
European and emerging
market analyst

South Africa’s latest initiative to revamp its infrastructure was greeted with skepticism by many investors when it launched in 2005. But Dawid saw a little anecdotal evidence firsthand; the South African native vacations twice a year in Arniston, a coastal town a few hours from Cape Town. “There’s a brick factory we drive by every year, and we started noticing that business was really picking up.”

That’s certainly not enough to justify investing in a nation that has had a poor record of infrastructure projects for more than two decades. So Dawid went to work to determine whether South Africa’s new initiative would bear fruit. “I visited with a number of government officials, and went to the state statistics department to get data on construction projects from around the country,” he says. “It was for real.”

The next step was to find a company that could benefit from the government’s investment. “There were only a few that were big enough for us to invest in, even in SMALLCAP, but there was one that stood out. They had seen it coming and had geared up for it.”

Dawid then researched that company, one of the nation’s top engineering and construction contractors. A management shakeup had led to a new team of aggressive leaders, and their preparedness for the coming boom was ahead of its competitors. A three-hour dinner in London with the chief executive also helped in making a decision. “Those face-to-face meetings are so important,” he says. “You can get a much stronger sense of the company’s leadership.”
[End Sidebar]

[Begin Sidebar]
A wealth of experience

SMALLCAP World Fund’s counselors bring together a wealth of investment experience. Here are the specific years* of experience for these primary decision-makers in the fund:

*As of December 2008.

Gordon Crawford	37 years
Claudia P. Huntington	36 years
Mark E. Denning	26 years
Noriko H. Chen	18 years
Brady L. Enright	17 years
Jonathan Knowles	17 years
J. Blair Frank	15 years
Lawrence Kymisis	14 years
Kristian Stromsoe	12 years
Terrance McGuire	10 years
[End Sidebar]

The system provides accountability for analysts, giving them greater incentive to thoroughly research their companies. “We all benefit from the RP,” says Gordon Crawford, the longest-tenured portfolio counselor on the fund. “The exchange of ideas and research we have with them, and with each other, is key to the success of the fund. And they’ve got a great deal of incentive to do it right.”

Of course, stocks can and do fall, as we’ve seen during the market’s recent turmoil, and small-cap stocks historically have suffered outsized losses during downturns. SMALLCAP is no exception, despite the analysts’ best efforts. “Research is not a crystal ball,” Kristian says. “Certainly, market conditions change. But we have to keep at it to find value whenever we can.” ■

[Begin Sidebar]
[green image of a world map]
[photo of Lawrence Kymisis]
Lawrence Kymisis
Small-cap research director

IKEA is one of the best-known brands in the world, and is considered a highly successful, well-run company. The problem for investors is that it’s privately held. “It’s always been one of those companies you wish you could own,” Lawrence says.

Nonetheless, Lawrence found a way for SMALLCAP World Fund to participate in IKEA’s success, at least in a small way. “I saw in a newspaper article that a company had acquired franchising rights to IKEA in Greece,” he says. “I decided that we needed to visit them to see what effect this might have.”

The company had started life as a wholesaler, bringing goods to Europe from the Far East. Since then, it has diversified into a number of retail ventures, holding franchise rights for a number of strong global brands. “IKEA was important, but it wasn’t the only thing the company had going for it,” Lawrence says. “I think I saw 10 companies on that trip to Greece, but that one really stood out. It was exciting, because nobody else seemed to be looking at them.”

Lawrence did further research, and visited a number of company retailers. He also pored over the company’s plans for its IKEA franchise. “It started with one store in Greece’s second largest city in 2003. They’ve been opening one or two new stores each year,” he says. “The revenues and profit growth were impressive. They had an aggressive but realistic plan.”
[End Sidebar]

Summary investment portfolio, September 30, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)
Industrials	17.51%
Consumer discretionary	14.17
Health care	11.95
Information technology	10.35
Financials	9.39
Other industries	23.75
Short-term securities & other assets less liabilities	12.76
Bonds & notes	0.12
[end pie chart]

Country diversification (percent of net assets)
United States	37.1%
Euro zone (*)	9.7
South Korea	4.4
United Kingdom	4.2
Hong Kong	4.1
Australia	3.7
Canada	3.7
India	3.1
Japan	2.3
Switzerland	2.0
Singapore	2.0
Other countries	10.9
Short-term securities & other assets less liabilities	12.8

(*)Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Slovenia and Spain.

Common stocks - 86.76%	Shares	Value (000)	Percent of net assets

Industrials - 17.51%
Downer EDI Ltd. (1) (2)	23,026,345	$117,192	.67%
Engineering and infrastructure maintenance company in Australia and New Zealand.
Container Corp. of India Ltd. (1)	5,783,588	102,987	.59
Provides rail transportation and other logistical support for cargo shipments within India.
Samsung Engineering Co., Ltd. (1)	1,587,400	99,171	.56
Korea-based engineering solutions provider for the petrochemical, refinery, oil and gas, industrial and environmental industries.
MSC Industrial Direct Co., Inc., Class A	2,106,000	97,023	.55
Distributes industrial maintenance and repair products.
Watsco, Inc.	1,544,000	77,632	.44
Major distributor of air conditioning, heating and refrigeration equipment.
Ellaktor SA (1)	8,186,000	76,191	.43
Greece-based provider of project management and consulting services in the fields of infrastructure, real estate and energy.
Kaba Holding AG (1) (2)	262,800	69,625	.40
Security solutions provider based in Switzerland.
TaeWoong Co., Ltd. (1) (2)	1,033,400	69,178	.39
South Korea-based manufacturer of forging products used in heavy industrial fields.
Resources Connection, Inc. (2) (3)	3,027,336	68,206	.39
Its staff of accounting and finance professionals are hired by clients on a project basis.
Mine Safety Appliances Co.	1,627,300	62,033	.35
Manufacturer of health and safety products for a variety of industries.
Michael Page International PLC (1)	14,032,821	58,470	.33
One of the world's leading top-level professional recruitment companies.
URS Corp. (3)	1,528,000	56,032	.32
Engineering, construction and technical services provider, which serves as a contractor for the U.S. government and private industry clients.
Actuant Corp., Class A	2,150,000	54,266	.31
Makes hydraulic systems, industrial tools and electrical products.
Graco Inc.	1,507,900	53,696	.31
Manufacturer of fluid-handling equipment and components.
Other securities		2,016,622	11.47
		3,078,324	17.51

Consumer discretionary - 14.17%
Nitori Co., Ltd. (1)	2,127,600	125,080	.71
Furniture and interior goods retailer based in Japan.
Schibsted ASA (1) (2)	4,703,200	87,312	.50
Major Scandinavian publishing and media company.
Central European Media Enterprises Ltd., Class A (3)	1,234,811	80,757	.46
Television operator in central Europe and eastern Europe.
Jumbo SA (1) (2)	4,844,956	78,639	.45
Manufactures and trades children's toys and games.
Fourlis (1) (2)	4,074,000	77,874	.44
The largest Greek home appliance company.
Lions Gate Entertainment Corp. (2) (3)	8,250,000	75,075	.43
Independent motion picture and television producer and distributor.
lululemon athletica inc. (3)	2,903,214	66,861	.38
Manufacturer and retailer of yoga-inspired athletic apparel.
Live Nation, Inc. (2) (3)	4,000,000	65,080	.37
Produces and promotes live entertainment through the ownership and operation of venues in North America and Europe.
Cheil Industries Inc. (1)	1,300,000	57,185	.33
Korean manufacturer of fabrics, apparel and petrochemical products.
Kuoni Reisen Holding AG, Class B (1) (2)	145,066	56,018	.32
A leading European tour operator and vacation planning firm based in Switzerland.
Café de Coral Holdings Ltd. (1) (2)	31,550,000	55,058	.31
Operates Hong Kong's largest restaurant chains. Also owns quick-serve restaurants in Canada, Malaysia and the Philippines.
Nishimatsuya Chain Co., Ltd. (1) (2)	5,565,000	53,362	.30
Retailer of children's and infant's clothing and products.
Other securities		1,613,275	9.17
		2,491,576	14.17

Health care - 11.95%
ResMed Inc (3)	2,556,100	109,912
ResMed Inc (CDI) (1) (3)	1,500,000	6,520	.66
Makes devices to diagnose and treat breathing disorders that interrupt sleep.
American Medical Systems Holdings, Inc. (2) (3)	5,370,000	95,371	.54
Makes medical devices that treat urological disorders.
Beckman Coulter, Inc.	997,500	70,813	.40
Manufacturer of lab equipment and instruments used in hospitals, medical schools and drug research.
NuVasive, Inc. (3)	1,403,461	69,233	.40
Medical device company that develops products for the minimally invasive surgical treatment of spine disorders.
Gerresheimer AG, non-registered shares (1)	1,435,000	65,672	.37
Manufacturer of specialty glass and plastic products for the pharmaceutical and life science industries.
Inverness Medical Innovations, Inc. (3)	2,161,456	64,844	.37
Manufacturer of consumer and professional medical diagnostic products focused on cardiology, women's health and infectious diseases.
Cochlear Ltd. (1)	1,325,467	63,296	.36
A major designer and manufacturer of hearing implants and hearing aids sold around the world.
Masimo Corp. (3)	1,631,800	60,703	.35
Medical technology company engaged in the development, manufacturing and marketing of non-invasive patient monitoring products.
ArthroCare Corp. (2) (3)	2,117,000	58,683	.33
Maker of disposable medical devices for minimally invasive surgical procedures.
Integra LifeSciences Holdings Corp. (3)	1,238,500	54,531	.31
Diversified medical device company for neurosurgery, reconstructive and general surgery applications.
ZOLL Medical Corp. (2) (3)	1,655,000	54,152	.31
Develops and markets non-invasive cardiac resuscitation devices and related software solutions.
Other securities		1,326,936	7.55
		2,100,666	11.95

Information technology - 10.35%
Kingboard Chemical Holdings Ltd. (1) (2)	52,648,200	178,411	1.02
Maker of printed circuit boards, as well as laminates, copper foil and chemicals used in printed circuit boards.
Heartland Payment Systems, Inc. (2)	2,970,000	75,913	.43
Credit and debit card processor and payroll solutions provider.
SkillSoft PLC (ADR) (2) (3)	7,225,000	75,574	.43
Provides online courses on information technology, business skills and other topics.
Tripod Technology Corp. (1) (2)	30,494,514	58,832	.33
Manufacturer of printed circuit boards, cash registers and computer automation production equipment.
Intersil Corp., Class A	3,125,000	51,813	.29
Manufactures analog semiconductors.
Verifone Holdings, Inc. (3)	3,114,500	51,514	.29
Supplier of electronic payment equipment and value-added services for point of sales.
Digital River, Inc. (3)	1,575,000	51,030	.29
Povides technology and services that enable its clients to sell their products on the Web.
Other securities		1,277,278	7.27
		1,820,365	10.35

Financials - 9.39%
Daegu Bank, Ltd. (1) (2)	10,570,000	94,830	.54
Korean commercial bank serving the city of Daegu and the North Gyeongsang province.
Pusan Bank (1) (2)	9,594,500	87,216	.50
Commercial bank serving southeastern Korea.
Kotak Mahindra Bank Ltd. (1)	5,493,262	66,710	.38
Financial solutions provider based in India.
Hospitality Properties Trust	3,000,000	61,560	.35
Real estate investment trust with hotel and travel center holdings in the U.S., Puerto Rico and Canada.
Hopewell Holdings Ltd. (1)	13,755,000	49,486	.28
Invests in and develops real estate in Hong Kong and China, and builds toll roads and bridges in mainland China.
Other securities		1,290,259	7.34
		1,650,061	9.39

Energy - 6.19%
OPTI Canada Inc. (2) (3)	15,001,600	156,105
OPTI Canada Inc. (2) (3) (4)	420,000	4,371	.91
Oil sands project development company.
Concho Resources Inc. (2) (3)	4,806,820	132,716	.75
Oil and natural gas company focused on properties located primarily in the Permian Basin of Southeast New Mexico and West Texas.
Oilexco Inc. (3)	6,808,600	67,002
Oilexco Inc. (GBP denominated) (1) (3) (4)	2,900,000	28,923
Oilexco Inc. (3) (4)	520,000	5,117	.58
Oil and gas exploration and production company based in Canada.
Pacific Rubiales Energy Corp. (3)	8,150,000	51,652
Pacific Rubiales Energy Corp. (3) (4)	1,333,333	8,450	.34
Canada-based producer of heavy crude oil and natural gas focused in Colombia and northern Peru.
Banpu PCL (1)	6,651,700	59,314	.34
Thailand-based energy company focused on coal mining and coal-fired power generation.
Heritage Oil Ltd. (1) (2) (3)	12,898,000	50,295	.29
Canada-based oil and gas exploration, development and production company with a variety of global interests.
First Calgary Petroleums Ltd. (2) (3)	10,846,000	34,523
First Calgary Petroleums Ltd. (GBP denominated) (1) (2) (3)	4,800,000	15,215	.28
This oil and gas exploration company operates primarily in Yemen and Algeria.
Other securities		474,014	2.70
		1,087,697	6.19

Materials - 5.40%
AMG Advanced Metallurgical Group NV (1) (2) (3)	2,143,960	88,066	.50
Global specialty metals company based in the Netherlands.
Rhodia SA (1) (2)	5,093,401	79,180	.45
A leading producer of specialty chemicals used in plastics, fibers, consumer products and pharmaceuticals.
AptarGroup, Inc.	1,375,000	53,776	.31
Makes aerosol valves, dispensers and pumps for fragrances, pharmaceuticals and personal care products.
Calgon Carbon Corp. (2) (3)	2,459,300	50,071	.28
Global manufacturer and supplier of water and air purifying treatment systems.
Other securities		678,442	3.86
		949,535	5.40

Consumer Staples - 3.62%
Hain Celestial Group, Inc. (2) (3)	2,580,000	71,027	.40
Sells natural and specialty food and beverage products.
Other securities		565,393	3.22
		636,420	3.62

Telecommunication services - 1.61%
LG Telecom Ltd. (1)	6,370,000	53,282	.30
Korea-based mobile telecommunications services provider.
Other securities		229,368	1.31
		282,650	1.61

Utilities - 1.60%
Xinao Gas Holdings Ltd. (1) (2)	51,038,000	69,173	.39
This gas distributor also invests in and operates gas pipeline infrastructure in China.
Other securities		212,668	1.21
		281,841	1.60

Miscellaneous - 4.97%
Other common stocks in initial period of acquisition		874,614	4.97

Total common stocks (cost: $17,125,818,000)		15,253,749	86.76

Warrants - 0.03%

Other - 0.03%
Other securities		4,709	.03

Miscellaneous - 0.00%
Other warrants in initial period of acquisition		207	.00

Total warrants (cost: $3,548,000)		4,916	.03

Convertible securities - 0.33%

Other - 0.33%
Other securities		58,254	.33

Total convertible securities (cost: $48,115,000)		58,254	.33

Bonds & notes - 0.12%

Other - 0.12%
Other securities		22,013	.12

Total bonds & notes (cost: $24,743,000)		22,013	.12

Short-term securities - 12.64%	Principal amount (000)

Federal Home Loan Bank 2.03%-2.75% due 10/3-12/29/2008	$330,400	329,920	1.88
Freddie Mac 2.095%-2.75% due 10/20-12/19/2008	297,000	296,328	1.69
BASF AG 2.10%-2.82% due 10/2/2008-1/16/2009 (5)	167,600	166,906	.95
Fannie Mae 2.35%-2.45 due 11/13-12/9/2008	108,500	108,166	.61
Nestlé Capital Corp. 2.00%-2.10% due 10/14-10/15/2008 (5)	103,300	103,213	.59
BMW U.S. Capital LLC 2.04% due 10/9-10/14/2008 (5)	91,400	91,344	.52
American Honda Finance Corp. 2.19%-2.24% due 10/22-12/5/2008	90,000	89,567	.51
Novartis Finance Corp. 2.10%-2.21% due 10/24-11/17/2008 (5)	88,800	88,539	.50
Swedish Export Credit Corp. 2.20%-2.95% due 10/2-12/18/2008	87,000	86,679	.49
Jupiter Securitization Co., LLC 5.50% due 10/1/2008 (5)	50,000	49,992
Park Avenue Receivables Co., LLC 2.70% due 12/1/2008 (5)	30,000	29,778	.45
Stadshypotek Delaware Inc. 2.60% due 10/7/2008 (5)	78,800	78,759	.45
Caisse d'Amortissement de la Dette Sociale 2.13%-2.19% due 10/8-11/13/2008	75,000	74,868	.43
U.S. Treasury Bills 1.40%-1.86% due 2/5- 8/27/2009	72,200	71,488	.41
Toyota Credit de Puerto Rico Corp. 2.82% due 12/3/2008	50,000	49,743
Toyota Motor Credit Corp. 2.35% due 10/15/2008	11,500	11,489	.35
Procter & Gamble International Funding S.C.A. 2.12% due 11/24-12/5/2008 (5)	60,000	59,684	.34
Electricité de France 2.22%-2.26% due 10/16-11/12/2008 (5)	51,800	51,695	.29
Other securities		383,391	2.18

Total short-term securities (cost: $2,221,683,000)		2,221,549	12.64

Total investment securities (cost: $19,423,907,000)		17,560,481	99.88
Other assets less liabilities		21,628	.12

Net assets		$17,582,109	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended September 30, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 9/31/08 (000)

Kingboard Chemical Holdings Ltd. (1)	49,934,200	2,714,000	-	52,648,200	$7,045	$178,411
OPTI Canada Inc. (3)	12,051,600	2,950,000	-	15,001,600	-	156,105
OPTI Canada Inc. (3) (4)	420,000	-	-	420,000	-	4,371
OPTI Canada Inc., warrants, expire 2008 (1) (3) (4)	105,000	-	-	105,000	-	64
Concho Resources Inc. (3)	2,161,240	3,306,680	661,100	4,806,820	-	132,716
Downer EDI Ltd. (1)	15,773,919	9,340,970	2,088,544	23,026,345	4,520	117,192
American Medical Systems Holdings, Inc. (3)	3,725,000	1,645,000	-	5,370,000	-	95,371
Daegu Bank, Ltd. (1)	10,570,000	-	-	10,570,000	5,634	94,830
AMG Advanced Metallurgical Group NV (1) (3)	1,456,000	687,960	-	2,143,960	-	88,066
Schibsted ASA (1)	3,138,000	1,565,200	-	4,703,200	4,360	87,312
Pusan Bank (1)	11,726,500	-	2,132,000	9,594,500	5,937	87,216
Rhodia SA (1)	-	5,093,401	-	5,093,401	1,072	79,180
Jumbo SA (1)	4,844,956	-	-	4,844,956	2,225	78,639
Fourlis (1)	4,074,000	-	-	4,074,000	1,910	77,874
Heartland Payment Systems, Inc.	1,200,000	1,770,000	-	2,970,000	851	75,913
SkillSoft PLC (ADR) (3)	6,450,000	775,000	-	7,225,000	-	75,574
Lions Gate Entertainment Corp. (3)	7,728,500	521,500	-	8,250,000	-	75,075
Hain Celestial Group, Inc. (3)	1,380,000	1,200,000	-	2,580,000	-	71,027
Kaba Holding AG (1)	107,000	155,800	-	262,800	758	69,625
TaeWoong Co., Ltd. (1)	635,000	664,400	266,000	1,033,400	34	69,178
Xinao Gas Holdings Ltd. (1)	56,438,000	-	5,400,000	51,038,000	878	69,173
Resources Connection, Inc. (3) (6)	900,000	2,127,336	-	3,027,336	-	68,206
Live Nation, Inc. (3)	-	4,000,000	-	4,000,000	-	65,080
Tripod Technology Corp. (1)	28,477,108	7,751,406	5,734,000	30,494,514	1,954	58,832
ArthroCare Corp. (3)	1,394,000	723,000	-	2,117,000	-	58,683
Kuoni Reisen Holding AG, Class B (1)	43,309	121,825	20,068	145,066	2,380	56,018
Café de Coral Holdings Ltd. (1)	23,750,000	7,800,000	-	31,550,000	1,871	55,058
ZOLL Medical Corp. (3)	-	1,655,000	-	1,655,000	-	54,152
Nishimatsuya Chain Co., Ltd. (1)	3,855,500	1,964,500	255,000	5,565,000	747	53,362
Heritage Oil Ltd. (1) (3)	-	17,003,000	4,105,000	12,898,000	-	50,295
Heritage Oil Corp.	-	1,564,900	1,564,900	-	-	-
Calgon Carbon Corp. (3)	-	2,459,300	-	2,459,300	-	50,071
First Calgary Petroleums Ltd. (3)	9,048,000	1,798,000	-	10,846,000	-	34,523
First Calgary Petroleums Ltd. (GBP denominated) (1) (3)	4,800,000	-	-	4,800,000	-	15,215
ACI Worldwide, Inc. (3)	-	2,742,400	-	2,742,400	-	48,047
Volcano Corp. (3)	2,436,800	340,600	-	2,777,400	-	48,021
Dolphin Capital Investors Ltd. (1) (3)	32,021,860	6,064,520	4,370,980	33,715,400	-	47,691
IVRCL Infrastructures & Projects Ltd. (1)	4,840,000	4,185,000	-	9,025,000	284	45,991
Medicis Pharmaceutical Corp., Class A	3,545,000	642,100	1,125,000	3,062,100	438	45,656
TK Corp. (1) (3)	1,580,000	79,000	-	1,659,000	-	45,398
Andersons, Inc.	1,000,000	247,000	-	1,247,000	405	43,919
Power Integrations, Inc. (3)	-	1,775,200	-	1,775,200	-	42,782
Grontmij NV, depository receipts (1)	790,000	492,000	-	1,282,000	1,733	42,199
Major Drilling Group International Inc. (3)	1,637,500	700,000	837,500	1,500,000	-	41,911
Beacon Roofing Supply, Inc. (3)	2,695,400	-	20,600	2,674,800	-	41,780
Nakanishi Inc. (1)	219,800	271,300	-	491,100	258	41,629
Mentor Corp.	1,223,300	724,100	246,700	1,700,700	1,181	40,579
Blue Nile, Inc. (3)	1,037,940	-	96,800	941,140	-	40,347
Ekornes ASA (1)	2,237,598	700,000	-	2,937,598	3,671	39,571
SonoSite, Inc. (3)	93,819	1,237,281	76,234	1,254,866	-	39,403
Manila Water Co., Inc. (1)	35,000,000	76,206,800	-	111,206,800	650	39,137
Navitas Ltd. (1)	21,727,690	-	-	21,727,690	2,113	38,878
Trinity Ltd. (1) (3) (4)	-	82,337,500	-	82,337,500	-	37,652
Cougar Biotechnology, Inc. (3) (4)	-	1,000,000	-	1,000,000	-	33,390
Cougar Biotechnology, Inc. (3)	-	100,000	-	100,000	-	3,339
Astaldi SpA (1)	-	5,263,954	-	5,263,954	-	35,255
Veeco Instruments Inc. (3)	1,598,523	707,873	-	2,306,396	-	34,158
Pyeong San Co., Ltd. (1)	1,220,032	145,171	145,032	1,220,171	57	32,351
Abaxis, Inc. (3)	-	1,609,700	-	1,609,700	-	31,711
Apollo Hospitals Enterprise Ltd. (1)	3,275,000	-	-	3,275,000	468	31,559
Jammu and Kashmir Bank Ltd. (1)	3,149,500	-	-	3,149,500	1,135	30,836
Superior Well Services, Inc. (3)	-	1,200,000	-	1,200,000	-	30,372
Houston Wire & Cable Co.	600,000	1,078,900	-	1,678,900	554	28,827
Peet's Coffee & Tea, Inc. (3)	1,015,000	-	-	1,015,000	-	28,339
Altra Holdings, Inc. (3)	1,905,548	-	-	1,905,548	-	28,126
Banyan Tree Holdings Ltd. (1)	45,405,000	7,640,000	8,712,000	44,333,000	653	27,617
Jackson Hewitt Tax Service Inc.	2,396,000	-	600,000	1,796,000	1,617	27,551
Emeco Holdings Ltd. (1)	28,710,000	12,317,381	-	41,027,381	1,647	26,392
eHealth, Inc. (3)	866,400	713,600	-	1,580,000	-	25,280
Internet Capital Group, Inc. (3)	2,600,000	496,000	-	3,096,000	-	25,109
Hyunjin Materials Co., Ltd. (1)	622,100	535,000	300,000	857,100	68	24,930
PetMed Express, Inc. (3)	1,500,000	-	-	1,500,000	-	23,550
United Laboratories International Holdings Ltd. (1)	36,000,000	35,242,000	-	71,242,000	1,270	23,293
American Axle & Manufacturing Holdings, Inc.	2,080,000	3,184,600	964,600	4,300,000	893	23,048
austriamicrosystems AG, non-registered shares (1)	575,000	140,000	-	715,000	1,428	22,320
Ipca Laboratories Ltd. (1)	1,794,000	-	-	1,794,000	349	21,541
InfoSpace.com, Inc. (3)	1,294,100	1,127,100	450,000	1,971,200	2,835	21,388
Hana Microelectronics PCL (1)	40,425,000	13,500,000	-	53,925,000	1,669	21,369
Hutchinson Technology Inc. (3)	1,286,035	550,000	-	1,836,035	-	21,261
UnionBank of the Philippines (1)	35,823,500	1,894,600	288,700	37,429,400	1,143	20,914
Genesis Lease Ltd. (ADR)	2,415,000	469,000	591,421	2,292,579	5,342	20,037
Kenmare Resources PLC (1) (3)	39,316,000	12,020,000	-	51,336,000	-	17,712
Kenmare Resources PLC, warrants, expire 2009	5,775,000	-	5,775,000	-	-	-
Home Federal Bancorp, Inc.	380,000	1,384,249	380,000	1,384,249	248	17,649
Gruppo MutuiOnline SpA (1)	3,160,000	-	-	3,160,000	380	17,002
Michaniki SA (1)	4,314,400	-	379,400	3,935,000	997	12,968
Michaniki SA, preference shares (1)	1,626,276	-	754,376	871,900	221	2,447
Northgate PLC (1)	2,230,000	1,884,822	-	4,114,822	2,042	15,054
Bloomsbury Publishing PLC (1)	5,405,000	-	-	5,405,000	429	14,495
Infotech Enterprises Ltd. (1)	3,000,000	-	-	3,000,000	84	13,616
Vital Images, Inc. (3)	1,023,000	589,000	820,000	792,000	-	11,880
Domino's Pizza Enterprises Ltd. (1)	-	4,563,190	-	4,563,190	434	11,575
G-Shank Enterprise Co., Ltd. (1)	5,884,320	10,954,118	-	16,838,438	500	9,561
Gulf Keystone Petroleum Ltd. (1) (3) (4)	-	23,700,000	-	23,700,000	-	9,007
Polo Resources Ltd. (1) (3)	-	123,872,500	-	123,872,500	-	8,862
Vision-Sciences, Inc. (3)	2,096,733	103,267	-	2,200,000	-	8,778
Arpida Ltd. (1) (3)	1,231,509	-	-	1,231,509	-	8,719
Halla Engineering & Construction Corp. (1)	626,000	-	-	626,000	278	8,290
AtriCure, Inc. (3) (6)	87,257	737,243	-	824,500	-	8,261
Trigon Agri A/S (1) (3)	-	8,150,000	-	8,150,000	-	7,808
Ono Sokki Co., Ltd. (1)	1,609,000	-	-	1,609,000	270	7,522
Cpl Resources PLC (1)	2,784,000	378,488	186,502	2,975,986	201	7,256
Hyflux Water Trust (1)	-	19,500,000	-	19,500,000	300	6,908
SourceForge, Inc. (3) (6)	1,000	4,699,000	-	4,700,000	-	6,392
I. Kloukinas - I. Lappas SA (1)	1,080,000	744,000	-	1,824,000	578	6,083
Kaboose Inc. (3)	-	8,000,000	-	8,000,000	-	6,027
Vical Inc. (3)	2,250,279	-	-	2,250,279	-	4,928
Solomon Mutual Savings Bank (1)	1,062,023	-	-	1,062,023	85	4,107
ValueVision Media, Inc., Class A (3)	1,930,000	-	30,000	1,900,000	-	3,515
Chuang's China Investments Ltd. (1)	95,968,000	24,027,000	7,556,000	112,439,000	230	3,028
MEMSIC, Inc. (3)	-	1,200,000	8,464	1,191,536	-	2,502
Entertainment Rights PLC (1) (3)	42,500,000	-	218,898	42,281,102	-	2,024
Zoloto Resources Ltd. (3)	5,425,000	2,750,000	-	8,175,000	-	1,617
CEC Unet PLC (1) (3)	-	35,100,775	-	35,100,775	-	968
BrisConnections Unit Trusts (1) (3)	-	27,300,000	-	27,300,000	-	837
Imagelinx PLC (1) (3)	21,385,714	-	-	21,385,714	-	571
AB Lindex (7)	5,118,000	-	5,118,000	-	-	-
Allscripts Healthcare Solutions, Inc. (3) (7)	425,000	2,575,000	2,300,000	700,000	-	-
Arbitron Inc. (7)	1,496,760	-	743,616	753,144	489	-
A-TEC Industries AG (7)	436,800	35,000	471,800	-	-	-
BA Energy Inc. (7)	5,661,692	-	5,661,692	-	-	-
Bare Escentuals, Inc. (3) (7)	2,124,300	6,355,000	4,654,900	3,824,400	-	-
BayWa AG (1) (7)	1,892,790	331,744	709,780	1,514,754	776	-
Cascal NV (7)	-	1,723,300	196,349	1,526,951	275	-
Caspian Energy Inc. (7)	2,450,000	-	2,450,000	-	-	-
Caspian Energy Inc. (GBP denominated) (7)	3,450,000	-	3,450,000	-	-	-
CastlePoint Holdings, Ltd. (7)	1,070,200	995,900	1,964,526	101,574	189	-
CDNetworks Co., Ltd. (7)	685,615	-	685,615	-	-	-
Chart Industries, Inc. (7)	1,555,274	-	1,555,274	-	-	-
China Medical Technologies, Inc. (ADR) (7)	1,686,606	-	1,086,606	600,000	300	-
CNET Networks, Inc. (7)	10,655,000	-	10,655,000	-	-	-
Dore Holdings Ltd. (7)	78,934,000	15,888,368	82,753,177	12,069,191	619	-
Downey Financial Corp. (7)	875,000	1,350,000	2,225,000	-	591	-
Eastern Property Holdings Ltd. (7)	219,978	-	219,978	-	-	-
Eastern Property Holdings Ltd., rights, expire 2007 (7)	-	202,797	202,797	-	-	-
Echelon Corp. (3) (7)	2,000,000	-	-	2,000,000	-	-
Energem Resources Inc. (7)	8,002,500	-	8,002,500	-	-	-
Energem Resources Inc. (7)	2,200,000	-	2,200,000	-	-	-
Energem Resources Inc., warrants, expire 2008 (7)	1,200,000	-	1,200,000	-	-	-
Energem Resources Inc., warrants, expire 2009 (1) (3) (4) (7)	2,200,000	-	-	2,200,000	-	-
FirstFed Financial Corp. (3) (7)	-	735,000	135,000	600,000	-	-
Fleetwood Enterprises, Inc. (7)	4,405,000	-	4,405,000	-	-	-
FoxHollow Technologies, Inc. (7)	2,176,400	-	2,176,400	-	-	-
Funcom NV (1) (3) (7)	2,628,750	371,250	2,503,007	496,993	-	-
Gaming VC Holdings SA (1) (7)	2,023,800	-	627,000	1,396,800	1,029	-
Gentium SpA (ADR) (7)	750,000	90,000	840,000	-	-	-
Gentium SpA (ADR), warrants, expire 2011 (7)	90,000	-	90,000	-	-	-
Greatbatch, Inc. (3) (7)	1,359,700	-	369,300	990,400	-	-
GVK Power & Infrastructure Ltd. (1) (3) (7)	3,357,464	38,242,526	-	41,599,990	-	-
Honeys Co., Ltd. (7)	1,725,000	493,000	2,218,000	-	699	-
Hung Poo Real Estate Development Corp. (1) (7)	19,101,120	102,431	8,858,000	10,345,551	710	-
Hythiam, Inc. (3) (7)	2,475,000	225,000	-	2,700,000	-	-
I-Flow Corp. (3) (7)	1,658,800	-	858,800	800,000	-	-
Insulet Corp. (3) (7)	2,012,680	-	1,628,280	384,400	-	-
Integra LifeSciences Holdings Corp. (3) (7)	1,578,000	645,000	984,500	1,238,500	-	-
Interhyp AG (7)	454,850	73,000	527,850	-	651	-
Introgen Therapeutics, Inc. (7)	2,677,100	-	2,677,100	-	-	-
JetBlue Airways Corp. (7)	9,950,000	-	9,950,000	-	-	-
JVM Co., Ltd. (1) (7)	506,000	-	333,500	172,500	135	-
Lonrho PLC (1) (3) (7)	-	26,350,000	12,075,000	14,275,000	-	-
lululemon athletica inc. (3) (6) (7)	2,698,000	970,414	765,200	2,903,214	-	-
Michael Page International PLC (1) (7)	8,771,190	9,170,000	3,908,369	14,032,821	2,709	-
Mineral Deposits Ltd. (1) (3) (7)	16,220,000	-	77,156	16,142,844	-	-
Mineral Deposits Ltd. (CAD denominated) (1) (3) (7)	-	6,300,000	-	6,300,000	-	-
Nien Made Enterprise Co., Ltd. (7)	28,170,012	-	28,170,012	-	-	-
Norfolk Group Ltd. (7)	6,500,000	-	6,500,000	-	353	-
Novell, Inc. (3) (7)	17,978,000	-	10,150,000	7,828,000	-	-
Orco Property Group SA (7)	710,454	-	710,454	-	143	-
Phoenix PDE Co., Ltd. (1) (3) (7)	1,500,000	-	623,910	876,090	-	-
Praktiker Bau- und Heimwerkermärkte Holding AG (1) (7)	2,748,983	1,094,900	1,790,520	2,053,363	2,691	-
Redline Communications Group Inc. (7)	-	787,500	787,500	-	-	-
Redline Communications Group Inc., Class A (7)	-	787,500	787,500	-	-	-
Redline Communications Inc. (7)	3,150,000	-	3,150,000	-	-	-
Regal Petroleum PLC (1) (3) (7)	7,817,000	9,053,300	6,553,300	10,317,000	-	-
Rightmove PLC (1) (7)	6,209,450	2,398,207	3,433,600	5,174,057	1,191	-
Samsung Engineering Co., Ltd. (1) (7)	2,437,640	-	850,240	1,587,400	1,985	-
SFA Engineering Corp. (7)	592,140	-	592,140	-	-	-
Sharper Image Corp. (7)	950,000	-	950,000	-	-	-
Spark Networks, Inc. (7)	2,392,200	-	2,392,200	-	-	-
SupportSoft, Inc.(3) (7)	2,554,400	-	1,819,400	735,000	-	-
Synenco Energy Inc., Class A (7)	800,000	-	800,000	-	-	-
Synenco Energy Inc., Class A (7)	2,050,000	-	2,050,000	-	-	-
Thinkware Systems Corp. (7)	-	626,120	626,120	-	-	-
TICON Property Fund (1) (7)	30,400,000	-	-	30,400,000	574	-
TICON Property Fund, rights, expire 2007 (7)	6,175,000	-	6,175,000	-	-	-
TICON Property Fund, rights, expire 2007 (7)	1,425,000	-	1,425,000	-	-	-
TradeDoubler AB (7)	1,820,000	300,000	2,120,000	-	824	-
Unisteel Technology Ltd. (7)	28,607,000	3,224,000	31,831,000	-	1,169	-
Unitech Corporate Parks PLC (1) (3) (7)	23,399,700	-	8,968,797	14,430,903	-	-
Vital Signs, Inc. (7)	859,690	202,700	664,990	397,400	378	-
Winnebago Industries, Inc. (7)	-	1,673,000	1,673,000	-	450	-
YBM Sisa.com Inc. (1) (7)	824,930	-	336,962	487,968	440	-
ZOOTS (7)	25,173	-	25,173	-	-	-
					$100,684	$4,204,830
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $7,871,196,000, which represented 44.77% of the net assets of the fund.

(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Security did not produce income during the last 12 months.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Trinity Ltd.	12/6/2007	$37,508	$37,652	.21%
Oilexco Inc. (GBP denominated)	12/15/2005	9,456	28,923	.16
Oilexco Inc.	3/7/2007	3,454	5,117	.03
Cougar Biotechnology, Inc.	12/17/2007	29,000	33,390	.19
Gulf Keystone Petroleum Ltd.	7/22/2008	13,210	9,007	.05
Pacific Rubiales Energy Corp.	7/9/2007	5,551	8,450	.05
OPTI Canada Inc.	6/1/2005	4,610	4,371	.03
OPTI Canada Inc., warrants, expire 2008	6/1/2005	355	64	.00
Energem Resources Inc., warrants, expire 2009	3/6/2007	367	1	.00
Other restricted securities		201,046	157,337	.90

Total restricted securities		$304,557	$284,312	1.62%

(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," summary only was $1,041,504,000, which represented 5.92% of the net assets of the fund.

(6) This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2007; and was not publicly disclosed.
(7) Unaffiliated issuer at 9/30/2008.

Key to abbreviations

ADR = American Depositary Receipts
CDI = CREST Depository Interest
CAD = Canadian dollars
GBP = British pounds

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2008	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $14,608,427)	$13,355,651
Affiliated issuers (cost: $4,815,480)	4,204,830	$17,560,481
Cash denominated in currencies other than U.S. dollars
(cost: $12,369)		12,346
Cash		2,475
Receivables for:
Sales of investments	132,582
Sales of fund's shares	21,166
Dividends and interest	27,273	181,021
		17,756,323
Liabilities:
Payables for:
Purchases of investments	100,508
Repurchases of fund's shares	52,781
Investment advisory services	9,060
Services provided by affiliates	8,636
Directors' deferred compensation	1,513
Other	1,716	174,214
Net assets at September 30, 2008		$17,582,109

Net assets consist of:
Capital paid in on shares of capital stock		$19,639,535
Distributions in excess of net investment income		(190,518)
Distributions in excess of net realized gain		(1,960)
Net unrealized depreciation		(1,864,948)
Net assets at September 30, 2008		$17,582,109

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.01 par value (621,553 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$13,453,096	472,771	$28.46
Class B	495,121	18,232	27.16
Class C	754,599	28,019	26.93
Class F-1	626,817	22,219	28.21
Class F-2	8,092	284	28.47
Class 529-A	370,648	13,088	28.32
Class 529-B	49,350	1,797	27.47
Class 529-C	139,692	5,092	27.43
Class 529-E	22,059	788	28.00
Class 529-F-1	29,926	1,056	28.33
Class R-1	28,358	1,031	27.51
Class R-2	493,770	17,921	27.55
Class R-3	434,703	15,556	27.94
Class R-4	236,175	8,348	28.29
Class R-5	439,703	15,351	28.64
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $30.20 and $30.05, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2008	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S.
taxes of $27,236; also includes
$100,684 from affiliates)	$336,412
Interest	85,063	$421,475

Fees and expenses*:
Investment advisory services	147,546
Distribution services	74,034
Transfer agent services	28,674
Administrative services	10,231
Reports to shareholders	1,267
Registration statement and prospectus	796
Postage, stationery and supplies	2,677
Directors' compensation	253
Auditing and legal	173
Custodian	4,461
State and local taxes	461
Other	287
Total fees and expenses before reimbursements/waivers	270,860
Less reimbursements/waivers of fees and expenses:
Investment advisory services	14,755
Administrative services	96
Total fees and expenses after reimbursements/waivers		256,009
Net investment income		165,466

Net realized gain and unrealized
depreciation on investments
and currency:
Net realized gain (loss) on:
Investments (including $383,364 net loss from affiliates)	601,933
Currency transactions	(13,777)	588,156
Net unrealized depreciation on:
Investments	(9,480,052)
Currency translations	(449)	(9,480,501)
Net realized gain and
unrealized depreciation
on investments and currency		(8,892,345)
Net decrease in net assets resulting
from operations		$(8,726,879)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30,
	2008	2007
Operations:
Net investment income	$165,466	$173,780
Net realized gain on investments and
currency transactions	588,156	2,504,365
Net unrealized (depreciation) appreciation
on investments and currency translations	(9,480,501)	3,981,821
Net (decrease) increase in net assets
resulting from operations	(8,726,879)	6,659,966

Dividends and distributions paid to
shareholders:
Dividends from net investment income	(408,327)	(318,872)
Distributions from net realized gain
on investments	(2,355,189)	(1,736,095)
Total dividends and distributions paid
to shareholders	(2,763,516)	(2,054,967)

Net capital share transactions	2,691,993	3,305,969

Total (decrease) increase in net assets	(8,798,402)	7,910,968

Net assets:
Beginning of year	26,380,511	18,469,543
End of year (including
distributions in excess of
net investment income: $(190,518) and $(104,765), respectively)	$17,582,109	$26,380,511

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission. In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks. Smaller capitalization stocks are often more difficult to value or dispose of, more difficult to obtain information about and more volatile than stocks of larger, more established companies.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2001.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2008, non-U.S. taxes paid on realized gains were $5,386,000. As of September 30, 2008, non-U.S. taxes provided on unrealized gains were $1,257,000.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S. (passive foreign investment companies); non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2008, the fund reclassified $161,011,000 from distributions in excess of net realized gain to distributions in excess of net investment income; and reclassified $3,903,000 from distributions in excess of net investment income and $27,409,000 from distributions in excess of net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2008, the fund had no distributable earnings on a tax basis.  Post-October loss deferrals, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Post-October currency loss deferrals (realized during the period November 1, 2007, through September 30, 2008)*	$(14,247)
Post-October passive foreign investment company loss deferrals (realized during the period November 1, 2007, through September 30, 2008)*	(107,006)
Gross unrealized appreciation on investment securities	2,009,412
Gross unrealized depreciation on investment securities	(4,049,550)
Net unrealized depreciation on investment securities	(2,040,138)
Cost of investment securities	19,600,619

*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2008			Year ended September 30, 2007
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$334,625	$1,839,497	$2,174,122	$408,840	$1,271,426	$1,680,266
Class B	8,096	75,117	83,213	11,225	51,014	62,239
Class C	11,673	105,858	117,531	14,213	62,804	77,017
Class F-1	14,517	77,785	92,302	13,503	40,771	54,274
Class F-2*	-	-	-	-	-	-
Class 529-A	7,942	44,191	52,133	8,151	25,160	33,311
Class 529-B	637	6,526	7,163	882	4,194	5,076
Class 529-C	1,785	17,600	19,385	2,285	10,443	12,728
Class 529-E	409	2,737	3,146	464	1,635	2,099
Class 529-F-1	643	3,238	3,881	588	1,702	2,290
Class R-1	412	3,689	4,101	476	2,004	2,480
Class R-2	6,744	62,474	69,218	8,616	37,175	45,791
Class R-3	7,952	52,541	60,493	7,972	28,485	36,457
Class R-4	4,695	25,247	29,942	3,801	11,572	15,373
Class R-5	8,197	38,689	46,886	6,796	18,770	25,566
Total	$408,327	$2,355,189	$2,763,516	$487,812	$1,567,155	$2,054,967

* Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.800% on the first billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2008, total investment advisory services fees waived by CRMC were $14,755,000. As a result, the fee shown on the accompanying financial statements of $147,546,000, which was equivalent to an annualized rate of 0.633%, was reduced to $132,791,000, or 0.570% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes except Classes F-2 and R-5 may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2008, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2008, the total administrative services fees paid by CRMC were $96,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended September 30, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$43,281	$27,612	Not applicable	Not applicable	Not applicable
Class B	6,970	1,062	Not applicable	Not applicable	Not applicable
Class C	10,010	Included in administrative services	$1,493	$280	Not applicable
Class F-1	1,981		1,031	164	Not applicable
Class F-2*	Not applicable		1	- †	Not applicable
Class 529-A	901		530	94	$ 456
Class 529-B	636		74	24	64
Class 529-C	1,748		203	58	175
Class 529-E	139		32	6	28
Class 529-F-1	-		40	7	34
Class R-1	361		27	33	Not applicable
Class R-2	4,641		904	2,318	Not applicable
Class R-3	2,690		777	550	Not applicable
Class R-4	676		380	25	Not applicable
Class R-5	Not applicable		412	11	Not applicable
Total	$74,034	$28,674	$5,904	$3,570	$757
* Class F-2 was offered beginning August 1, 2008.
† Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $253,000, shown on the accompanying financial statements, includes $489,000 in current fees (either paid in cash or deferred) and a net decrease of $236,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2008
Class A	$2,407,578	62,279	$2,089,935	51,124	$(3,043,852)	(81,583)	$1,453,661	31,820
Class B	85,336	2,286	80,745	2,057	(141,282)	(4,024)	24,799	319
Class C	233,926	6,278	113,927	2,927	(198,879)	(5,687)	148,974	3,518
Class F-1	394,228	10,278	83,621	2,063	(268,755)	(7,438)	209,094	4,903
Class F-2†	8,949	286	-	-	(68)	(2)	8,881	284
Class 529-A	103,215	2,687	52,124	1,281	(37,637)	(1,021)	117,702	2,947
Class 529-B	7,967	213	7,161	180	(4,944)	(136)	10,184	257
Class 529-C	38,642	1,038	19,382	488	(18,948)	(523)	39,076	1,003
Class 529-E	5,442	143	3,145	78	(2,495)	(69)	6,092	152
Class 529-F-1	12,007	317	3,881	95	(3,630)	(96)	12,258	316
Class R-1	16,398	435	4,081	103	(11,800)	(327)	8,679	211
Class R-2	241,354	6,535	69,131	1,735	(180,872)	(4,945)	129,613	3,325
Class R-3	253,188	6,657	60,439	1,502	(166,174)	(4,496)	147,453	3,663
Class R-4	171,623	4,497	29,940	737	(88,296)	(2,374)	113,267	2,860
Class R-5	272,208	7,286	46,062	1,122	(56,010)	(1,499)	262,260	6,909
Total net increase
(decrease)	$4,252,061	111,215	$2,663,574	65,492	$(4,223,642)	(114,220)	$2,691,993	62,487

Year ended September 30, 2007
Class A	$2,930,661	68,561	$1,616,206	41,314	$(2,518,024)	(59,080)	$2,028,843	50,795
Class B	115,985	2,822	60,457	1,602	(83,699)	(2,044)	92,743	2,380
Class C	290,599	7,105	74,749	1,993	(134,061)	(3,289)	231,287	5,809
Class F-1	329,353	7,708	48,959	1,261	(135,080)	(3,177)	243,232	5,792
Class 529-A	108,306	2,552	33,308	854	(24,578)	(575)	117,036	2,831
Class 529-B	9,795	236	5,074	133	(3,527)	(85)	11,342	284
Class 529-C	42,098	1,018	12,727	334	(12,831)	(308)	41,994	1,044
Class 529-E	6,392	152	2,099	54	(1,951)	(46)	6,540	160
Class 529-F-1	10,353	244	2,290	59	(2,530)	(59)	10,113	244
Class R-1	18,702	449	2,465	64	(10,488)	(251)	10,679	262
Class R-2	254,368	6,115	45,744	1,195	(152,206)	(3,636)	147,906	3,674
Class R-3	241,982	5,753	36,433	943	(131,973)	(3,131)	146,442	3,565
Class R-4	130,964	3,088	15,370	395	(53,194)	(1,256)	93,140	2,227
Class R-5	143,393	3,282	24,707	629	(43,428)	(996)	124,672	2,915
Total net increase
(decrease)	$4,632,951	109,085	$1,980,588	50,830	$(3,307,570)	(77,933)	$3,305,969	81,982

(*) Includes exchanges between share classes of the fund.
† Class F-2 was offered beginning August 1, 2008.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $10,559,915,000 and $10,625,788,000, respectively, during the year ended September 30, 2008.

Financial highlights (1)

		(Loss) income from investment operations(2)				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements /waivers	Ratio of expenses to average net assets after reimbursements /waivers (4)	Ratio of net income (loss) to average net assets (4)
Class A:
Year ended 9/30/2008	$47.43	$.31		$(14.35)	$(14.04)	$(.76)	$(4.17)	$(4.93)	$28.46	(32.77)%	$13,453	1.07%	1.01%	.80%
Year ended 9/30/2007	38.87	.37		12.50	12.87	(.70)	(3.61)	(4.31)	47.43	35.41	20,913	1.04	.98	.86
Year ended 9/30/2006	34.77	.25		4.94	5.19	(.41)	(.68)	(1.09)	38.87	15.27	15,167	1.08	1.01	.68
Year ended 9/30/2005	27.82	.24		7.02	7.26	(.31)	-	(.31)	34.77	26.28	12,544	1.09	1.04	.76
Year ended 9/30/2004	23.22	.02		4.61	4.63	(.03)	-	(.03)	27.82	19.95	9,771	1.12	1.12	.06
Class B:
Year ended 9/30/2008	45.49	.01		(13.72)	(13.71)	(.45)	(4.17)	(4.62)	27.16	(33.27)	495	1.83	1.77	.03
Year ended 9/30/2007	37.41	.04		12.02	12.06	(.37)	(3.61)	(3.98)	45.49	34.40	815	1.81	1.74	.10
Year ended 9/30/2006	33.59	(.03)		4.78	4.75	(.25)	(.68)	(.93)	37.41	14.39	581	1.85	1.78	(.09)
Year ended 9/30/2005	26.90	-	(5)	6.79	6.79	(.10)	-	(.10)	33.59	25.31	457	1.86	1.81	(.01)
Year ended 9/30/2004	22.60	(.18)		4.48	4.30	-	-	-	26.90	19.03	329	1.88	1.88	(.69)
Class C:
Year ended 9/30/2008	45.18	.01		(13.63)	(13.62)	(.46)	(4.17)	(4.63)	26.93	(33.31)	754	1.86	1.79	.02
Year ended 9/30/2007	37.21	.02		11.95	11.97	(.39)	(3.61)	(4.00)	45.18	34.35	1,107	1.85	1.79	.04
Year ended 9/30/2006	33.45	(.04)		4.74	4.70	(.26)	(.68)	(.94)	37.21	14.33	696	1.89	1.83	(.12)
Year ended 9/30/2005	26.82	(.02)		6.78	6.76	(.13)	-	(.13)	33.45	25.27	457	1.90	1.85	(.05)
Year ended 9/30/2004	22.54	(.19)		4.47	4.28	-	-	-	26.82	18.99	274	1.92	1.91	(.71)
Class F-1:
Year ended 9/30/2008	47.08	.31		(14.23)	(13.92)	(.78)	(4.17)	(4.95)	28.21	(32.77)	627	1.07	1.01	.82
Year ended 9/30/2007	38.65	.36		12.41	12.77	(.73)	(3.61)	(4.34)	47.08	35.41	815	1.05	.98	.84
Year ended 9/30/2006	34.58	.26		4.91	5.17	(.42)	(.68)	(1.10)	38.65	15.28	446	1.08	1.01	.70
Year ended 9/30/2005	27.70	.23		6.98	7.21	(.33)	-	(.33)	34.58	26.23	253	1.12	1.07	.72
Year ended 9/30/2004	23.16	.02		4.58	4.60	(.06)	-	(.06)	27.70	19.90	128	1.15	1.14	.06
Class F-2:
Period from 8/1/2008 to 9/30/2008	33.66	.08		(5.27)	(5.19)	-	-	-	28.47	(15.42)	8	.14	.13	.26
Class 529-A:
Year ended 9/30/2008	47.23	.29		(14.28)	(13.99)	(.75)	(4.17)	(4.92)	28.32	(32.79)	371	1.11	1.05	.78
Year ended 9/30/2007	38.76	.34		12.44	12.78	(.70)	(3.61)	(4.31)	47.23	35.33	479	1.10	1.04	.79
Year ended 9/30/2006	34.68	.25		4.93	5.18	(.42)	(.68)	(1.10)	38.76	15.25	284	1.11	1.05	.66
Year ended 9/30/2005	27.79	.22		7.00	7.22	(.33)	-	(.33)	34.68	26.19	178	1.14	1.08	.71
Year ended 9/30/2004	23.24	.02		4.60	4.62	(.07)	-	(.07)	27.79	19.90	97	1.14	1.14	.06
Class 529-B:
Year ended 9/30/2008	45.96	(.02)		(13.89)	(13.91)	(.41)	(4.17)	(4.58)	27.47	(33.35)	49	1.93	1.87	(.05)
Year ended 9/30/2007	37.77	(.01)		12.14	12.13	(.33)	(3.61)	(3.94)	45.96	34.25	71	1.92	1.86	(.02)
Year ended 9/30/2006	33.93	(.07)		4.82	4.75	(.23)	(.68)	(.91)	37.77	14.24	48	1.97	1.90	(.20)
Year ended 9/30/2005	27.20	(.05)		6.87	6.82	(.09)	-	(.09)	33.93	25.11	34	2.02	1.96	(.17)
Year ended 9/30/2004	22.88	(.23)		4.55	4.32	-	-	-	27.20	18.88	22	2.04	2.04	(.84)
Class 529-C:
Year ended 9/30/2008	45.92	(.01)		(13.89)	(13.90)	(.42)	(4.17)	(4.59)	27.43	(33.36)	140	1.93	1.86	(.04)
Year ended 9/30/2007	37.77	(.01)		12.13	12.12	(.36)	(3.61)	(3.97)	45.92	34.23	188	1.92	1.86	(.02)
Year ended 9/30/2006	33.94	(.07)		4.83	4.76	(.25)	(.68)	(.93)	37.77	14.27	115	1.96	1.90	(.19)
Year ended 9/30/2005	27.21	(.05)		6.87	6.82	(.09)	-	(.09)	33.94	25.13	77	2.00	1.95	(.16)
Year ended 9/30/2004	22.89	(.22)		4.54	4.32	-	-	-	27.21	18.87	43	2.03	2.03	(.83)
Class 529-E:
Year ended 9/30/2008	46.76	.18		(14.15)	(13.97)	(.62)	(4.17)	(4.79)	28.00	(33.01)	22	1.42	1.35	.47
Year ended 9/30/2007	38.40	.21		12.33	12.54	(.57)	(3.61)	(4.18)	46.76	34.93	30	1.41	1.35	.49
Year ended 9/30/2006	34.42	.12		4.89	5.01	(.35)	(.68)	(1.03)	38.40	14.86	18	1.44	1.37	.34
Year ended 9/30/2005	27.58	.12		6.96	7.08	(.24)	-	(.24)	34.42	25.81	12	1.47	1.42	.37
Year ended 9/30/2004	23.09	(.08)		4.59	4.51	(.02)	-	(.02)	27.58	19.52	6	1.50	1.49	(.29)

Class 529-F-1:
Year ended 9/30/2008	$47.24	$.37		$(14.28)	$(13.91)	$(.83)	$(4.17)	$(5.00)	$28.33	(32.66)%	$30	.92%	.85%	.98%
Year ended 9/30/2007	38.77	.42		12.44	12.86	(.78)	(3.61)	(4.39)	47.24	35.56	35	.91	.85	.98
Year ended 9/30/2006	34.64	.31		4.93	5.24	(.43)	(.68)	(1.11)	38.77	15.44	19	.94	.87	.83
Year ended 9/30/2005	27.72	.23		6.99	7.22	(.30)	-	(.30)	34.64	26.22	12	1.11	1.06	.74
Year ended 9/30/2004	23.20	(.01)		4.60	4.59	(.07)	-	(.07)	27.72	19.81	7	1.25	1.24	(.04)
Class R-1:
Year ended 9/30/2008	46.04	.02		(13.91)	(13.89)	(.47)	(4.17)	(4.64)	27.51	(33.29)	28	1.84	1.77	.05
Year ended 9/30/2007	37.89	.01		12.17	12.18	(.42)	(3.61)	(4.03)	46.04	34.32	38	1.88	1.80	.03
Year ended 9/30/2006	34.07	(.04)		4.83	4.79	(.29)	(.68)	(.97)	37.89	14.31	21	1.92	1.82	(.11)
Year ended 9/30/2005	27.34	(.01)		6.90	6.89	(.16)	-	(.16)	34.07	25.27	12	1.97	1.85	(.05)
Year ended 9/30/2004	23.00	(.19)		4.55	4.36	(.02)	-	(.02)	27.34	18.98	6	2.01	1.91	(.71)
Class R-2:
Year ended 9/30/2008	46.13	(.01)		(13.95)	(13.96)	(.45)	(4.17)	(4.62)	27.55	(33.36)	494	1.94	1.86	(.04)
Year ended 9/30/2007	37.93	.03		12.18	12.21	(.40)	(3.61)	(4.01)	46.13	34.36	673	1.93	1.77	.06
Year ended 9/30/2006	34.09	(.03)		4.83	4.80	(.28)	(.68)	(.96)	37.93	14.35	414	2.06	1.80	(.09)
Year ended 9/30/2005	27.36	(.01)		6.90	6.89	(.16)	-	(.16)	34.09	25.28	258	2.17	1.82	(.03)
Year ended 9/30/2004	23.00	(.18)		4.56	4.38	(.02)	-	(.02)	27.36	19.05	131	2.30	1.88	(.67)
Class R-3:
Year ended 9/30/2008	46.68	.18		(14.12)	(13.94)	(.63)	(4.17)	(4.80)	27.94	(32.99)	435	1.42	1.35	.48
Year ended 9/30/2007	38.34	.20		12.31	12.51	(.56)	(3.61)	(4.17)	46.68	34.88	555	1.42	1.35	.47
Year ended 9/30/2006	34.39	.11		4.87	4.98	(.35)	(.68)	(1.03)	38.34	14.82	319	1.49	1.42	.30
Year ended 9/30/2005	27.58	.11		6.96	7.07	(.26)	-	(.26)	34.39	25.75	188	1.51	1.44	.36
Year ended 9/30/2004	23.12	(.08)		4.59	4.51	(.05)	-	(.05)	27.58	19.52	85	1.55	1.49	(.28)
Class R-4:
Year ended 9/30/2008	47.20	.32		(14.29)	(13.97)	(.77)	(4.17)	(4.94)	28.29	(32.78)	236	1.07	1.01	.84
Year ended 9/30/2007	38.73	.35		12.45	12.80	(.72)	(3.61)	(4.33)	47.20	35.41	259	1.06	1.00	.82
Year ended 9/30/2006	34.68	.25		4.91	5.16	(.43)	(.68)	(1.11)	38.73	15.20	126	1.11	1.04	.67
Year ended 9/30/2005	27.79	.23		7.01	7.24	(.35)	-	(.35)	34.68	26.25	67	1.12	1.06	.74
Year ended 9/30/2004	23.22	.02		4.61	4.63	(.06)	-	(.06)	27.79	19.95	20	1.13	1.13	.07
Class R-5:
Year ended 9/30/2008	47.70	.44		(14.45)	(14.01)	(.88)	(4.17)	(5.05)	28.64	(32.57)	440	.77	.70	1.17
Year ended 9/30/2007	39.10	.48		12.56	13.04	(.83)	(3.61)	(4.44)	47.70	35.77	403	.77	.71	1.11
Year ended 9/30/2006	34.93	.36		4.97	5.33	(.48)	(.68)	(1.16)	39.10	15.60	216	.80	.74	.97
Year ended 9/30/2005	27.97	.33		7.05	7.38	(.42)	-	(.42)	34.93	26.62	142	.81	.76	1.04
Year ended 9/30/2004	23.33	.10		4.64	4.74	(.10)	-	(.10)	27.97	20.34	105	.82	.81	.36

	Year ended September 30
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	50%	48%	45%	45%	48%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.  During the periods shown, CRMC reduced fees for investment advisory services.  In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5) Amount less than $.01.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of SMALLCAP World Fund, Inc. (the “Fund”), as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 5, 2008

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008, through September 30, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2008	Ending account value 9/30/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$785.10	$4.55	1.02%
Class A -- assumed 5% return	1,000.00	1,019.90	5.15	1.02
Class B -- actual return	1,000.00	782.05	7.97	1.79
Class B -- assumed 5% return	1,000.00	1,016.05	9.02	1.79
Class C -- actual return	1,000.00	781.94	7.97	1.79
Class C -- assumed 5% return	1,000.00	1,016.05	9.02	1.79
Class F-1 -- actual return	1,000.00	785.14	4.55	1.02
Class F-1 -- assumed 5% return	1,000.00	1.019.90	5.15	1.02
Class F-2 -- actual return †	1,000.00	845.82	1.15	.76
Class F-2 -- assumed 5% return †	1,000.00	1,021.20	3.84	.76
Class 529-A -- actual return	1,000.00	784.92	4.69	1.05
Class 529-A -- assumed 5% return	1,000.00	1,019.75	5.30	1.05
Class 529-B -- actual return	1,000.00	781.74	8.33	1.87
Class 529-B -- assumed 5% return	1,000.00	1,015.65	9.42	1.87
Class 529-C -- actual return	1,000.00	781.70	8.33	1.87
Class 529-C -- assumed 5% return	1,000.00	1,015.65	9.42	1.87
Class 529-E -- actual return	1,000.00	783.66	6.06	1.36
Class 529-E -- assumed 5% return	1,000.00	1,018.20	6.86	1.36
Class 529-F-1 -- actual return	1,000.00	785.65	3.84	.86
Class 529-F-1 -- assumed 5% return	1,000.00	1,020.70	4.34	.86
Class R-1 -- actual return	1,000.00	782.19	7.80	1.75
Class R-1 -- assumed 5% return	1,000.00	1,016.25	8.82	1.75
Class R-2 -- actual return	1,000.00	781.57	8.42	1.89
Class R-2 -- assumed 5% return	1,000.00	1,015.55	9.52	1.89
Class R-3 -- actual return	1,000.00	783.80	6.02	1.35
Class R-3 -- assumed 5% return	1,000.00	1,018.25	6.81	1.35
Class R-4 -- actual return	1,000.00	785.19	4.51	1.01
Class R-4 -- assumed 5% return	1,000.00	1,019.95	5.10	1.01
Class R-5 -- actual return	1,000.00	786.17	3.13	.70
Class R-5 -- assumed 5% return	1,000.00	1,021.50	3.54	.70

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from August 1, 2008 (the initial sale of the share class), through September 30, 2008, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 183 days.

Tax information

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2008:

Long-term capital gains	$2,382,802,000
Foreign taxes	0.05 per share
Foreign source income	0.62 per share
Qualified dividend income	100%
Corporate dividends received deduction	$38,618,000
U.S. government income that may be exempt from state taxation	2,603,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2009. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital through investments primarily in stock of companies located around the world with small market capitalizations measured at the time of purchase. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. In reviewing the fund’s relative results, the board and the committee took into account the fund’s unique characteristics and its asset size, diversification and range of investments. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase as well as the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2008:
	1 year	5 years	Life of class

Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–36.26%	8.59%	–1.51%
Not reflecting CDSC	–33.27	8.88	–1.51

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–33.90	8.83	5.45
Not reflecting CDSC	–33.31	8.83	5.45

Class F-1 shares[1] — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–32.77	9.70	6.30

Class F-2 shares[1] — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–15.42	[2]

Class 529-A shares[3] — first sold 2/19/02
Reflecting 5.75% maximum sales charge	–36.66	8.37	7.39
Not reflecting maximum sales charge	–32.79	9.66	8.36

Class 529-B shares[3] — first sold 2/20/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–36.34	8.45	7.31
Not reflecting CDSC	–33.35	8.74	7.31

Class 529-C shares[3] — first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–33.95	8.74	7.32
Not reflecting CDSC	–33.36	8.74	7.32

Class 529-E shares[1,3] — first sold 3/15/02	–33.01	9.32	6.96

Class 529-F-1 shares[1,3] — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–32.66	9.77	12.42

[1] These shares are sold without any initial or contingent deferred sales charge.
[2] Results are cumulative total returns; they are not annualized.
[3] Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 62	2000	Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)

Ambassador	1993	Corporate director and author; former U.S.
Richard G. Capen, Jr., 74		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 75	1990	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Mary Anne Dolan, 61	2008	Founder and President, M.A.D., Inc. (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner

John G. Freund, 55	2000	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)

R. Clark Hooper, 62	2006	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Leonade D. Jones, 61	1995	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

William H. Kling, 66	1990	President and CEO, American Public Media Group
Chairman of the Board
(Independent and Non-Executive)

Christopher E. Stone, 52	2007	Daniel and Florence Guggenheim Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University; President and Director, Vera Institute of Justice

Patricia K. Woolf, Ph.D., 74	1990	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Joseph C. Berenato, 62	6	Ducommun Incorporated

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 74

H. Frederick Christie, 75	21	AECOM Technology Corporation; DineEquity, Inc.; Ducommun Incorporated; SouthWest Water Company

Mary Anne Dolan, 61	5	None

John G. Freund, 55	2	Hansen Medical, Inc.; MAP Pharmaceuticals, Inc.; XenoPort, Inc.

R. Clark Hooper, 62	18	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Leonade D. Jones, 61	7	None

William H. Kling, 66	7	Irwin Financial Corporation
Chairman of the Board
(Independent and Non-Executive)

Christopher E. Stone, 52	2	None

Patricia K. Woolf, Ph.D., 74	7	None

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gordon Crawford, 61	1992	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Gregory W. Wendt, 47	1992	Senior Vice President — Capital Research Global
President		Investors, Capital Research Company;[5] Director, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Management Services, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Gordon Crawford, 61	2	None
Vice Chairman of the Board

Gregory W. Wendt, 47	1	None
President

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Paul F. Roye, 54	2007	Senior Vice President — Fund Business Management
Executive Vice President		Group, Capital Research and Management Company; Director, American Funds Service Company;[5] former Director of Investment Management, United States Securities and Exchange Commission

Brady L. Enright, 41	2004	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

J. Blair Frank, 42	1999	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company

Jonathan Knowles, Ph.D., 47	2000	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company[5]

Walter R. Burkley, 42	2007	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company

Grant L. Cambridge, 46	2001	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;[5] Director, Capital Research Company[5]

Noriko H. Chen, 41	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;[5] Director, Capital Research Company[5]

Bradford F. Freer, 39	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company[5]

Winnie Kwan, 36	2006	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company[5]

Lawrence Kymisis, 38	2008	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company;[5] Director, Capital Research Company[5]

Kristian Stromsoe, 36	2008	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company[5]

Chad L. Norton, 48	1990	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

David A. Pritchett, 42	1999	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 44	2005	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Neal F. Wellons, 37	2008	Assistant Vice President — Fund Business
Assistant Treasurer		Management Group, Capital Research and Management Company

Please see footnotes on page 32.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
K&L Gates LLP
55 Second Street, Suite 1700
San Francisco, CA 94105

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete September 30, 2008, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

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What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
>	SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

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ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$97,000
2008	$101,000

b) Audit-Related Fees:
2007	$10,000
2008	$6,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$16,000
2008	$25,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.
d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2007	$956,000
2008	$1,047,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$2,000
2008	$8,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,251,000 for fiscal year 2007 and $1,381,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

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SMALLCAP World Fund®
Investment portfolio

September 30, 2008

Common stocks — 86.76%	Shares	Value (000)

INDUSTRIALS — 17.51%
Downer EDI Ltd.[1,2]	23,026,345	$117,192
Container Corp. of India Ltd.[1]	5,783,588	102,987
Samsung Engineering Co., Ltd.[1]	1,587,400	99,171
MSC Industrial Direct Co., Inc., Class A	2,106,000	97,023
Watsco, Inc.	1,544,000	77,632
Ellaktor SA1	8,186,000	76,191
Kaba Holding AG1,2	262,800	69,625
TaeWoong Co., Ltd.[1,2]	1,033,400	69,178
Resources Connection, Inc.[2,3]	3,027,336	68,206
Mine Safety Appliances Co.	1,627,300	62,033
Michael Page International PLC[1]	14,032,821	58,470
URS Corp.[3]	1,528,000	56,032
Actuant Corp., Class A	2,150,000	54,266
Graco Inc.	1,507,900	53,696
Danieli & C. Officine Meccaniche SpA, nonconvertible shares[1]	2,817,000	41,825
Danieli & C. Officine Meccaniche SpA[1]	490,000	10,943
Delachaux SA1	636,423	48,420
LS Industrial Systems Co., Ltd.[1]	1,149,660	48,109
IVRCL Infrastructures & Projects Ltd.[1,2]	9,025,000	45,991
TK Corp.[1,2,3]	1,659,000	45,398
BayWa AG1	1,514,754	43,080
Grontmij NV, depository receipts[1,2]	1,282,000	42,199
Beacon Roofing Supply, Inc.[2,3]	2,674,800	41,780
United Stationers Inc.[3]	868,700	41,550
GfK AG1	1,365,500	41,476
SIA Engineering Co. Ltd.[1]	24,405,000	38,749
Corrections Corporation of America[3]	1,500,000	37,275
Murray & Roberts Holdings Ltd.[1]	3,043,000	37,207
Singapore Post Private Ltd.[1]	54,995,000	36,689
Aalberts Industries NV1	2,791,627	35,744
Astaldi SpA[1,2]	5,263,954	35,255
MITIE Group PLC[1]	9,381,000	34,961
Frigoglass SAIC[1]	1,967,833	34,345
Pyeong San Co., Ltd.[1,2]	1,220,171	32,351
Koninklijke BAM Groep NV1	2,390,000	30,982
Santos Brasil Participações SA, units	3,296,000	30,483
Bradken Ltd.[1]	4,240,000	29,770
Houston Wire & Cable Co.[2]	1,678,900	28,827
Altra Holdings, Inc.[2,3]	1,905,548	28,126
Société BIC SA1	540,000	28,080
KBR, Inc.	1,798,000	27,455
TrueBlue, Inc.[3]	1,649,398	26,654
Emeco Holdings Ltd.[1,2]	41,027,381	26,392
Uponor Oyj[1]	1,992,912	25,281
Hyunjin Materials Co., Ltd.[1,2]	857,100	24,930
Herman Miller, Inc.	1,007,500	24,654
Crane Group Ltd.[1]	2,771,573	24,387
Hays PLC[1]	16,652,701	23,961
Boart Longyear Ltd.[1,4]	23,449,651	21,376
Boart Longyear Ltd.[1]	2,727,833	2,487
EnerSys[3]	1,200,000	23,652
Goodpack Ltd.[1]	22,248,000	22,128
GS Engineering & Construction Corp.[1]	247,127	20,161
Aboitiz Equity Ventures, Inc.[1]	134,250,000	20,047
Genesis Lease Ltd. (ADR)[2]	2,292,579	20,037
AeroVironment, Inc.[3]	625,050	19,970
Sintex Industries Ltd.[1]	3,230,250	19,764
Shenzhen Expressway Co. Ltd., Class H1	42,916,000	17,513
Pentair, Inc.	500,000	17,285
Advisory Board Co.[3]	572,000	17,252
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	659,300	16,852
Continental Airlines, Inc., Class B3	1,000,000	16,680
Samsung Techwin Co., Ltd.[1]	743,700	16,517
Trakya Cam Sanayii AS1,3	16,186,936	15,999
Ennis, Inc.	1,032,000	15,955
Michaniki SA1,2	3,935,000	12,968
Michaniki SA, preference shares[1,2]	871,900	2,447
Wilson Sons Ltd. (BDR)	2,025,000	15,323
Steelcase Inc., Class A	1,425,000	15,319
Dalian Port (PDA) Co. Ltd., Class H1	42,504,000	15,103
Northgate PLC[1,2]	4,114,822	15,054
Nabtesco Corp.[1]	1,875,000	14,992
Wilh. Wilhelmsen ASA, Class A1	751,000	14,937
MISUMI Group Inc.[1]	862,000	14,836
Smit Internationale NV1	164,000	14,154
InnerWorkings, Inc.[3]	1,250,000	13,862
ESCO Technologies Inc.[3]	285,700	13,762
AirAsia Bhd.[1,3]	36,250,000	13,241
Sungkwang Bend Co., Ltd.[1]	700,000	12,847
Curtiss-Wright Corp.	268,600	12,208
Grindrod Ltd.[1]	5,505,000	11,978
Kingspan Group PLC[1]	1,280,000	11,718
PRONEXUS INC.[1]	1,627,000	11,250
Jain Irrigation Systems Ltd.[1]	1,248,000	10,839
Hubbell Inc., Class B	300,000	10,515
Corporate Executive Board Co.	333,032	10,407
Nagarjuna Construction Co. Ltd.[1]	4,904,544	10,188
Prosegur Compañía de Seguridad, SA1	282,000	9,833
Permasteelisa SpA[1]	615,000	9,827
Spirax-Sarco Engineering PLC[1]	605,000	9,775
Copa Holdings, SA, Class A	300,000	9,750
G-Shank Enterprise Co., Ltd.[1,2]	16,838,438	9,561
Georg Fischer Ltd[1,3]	25,850	9,312
S1 Corp.[1]	179,000	9,128
Geberit AG1	74,000	9,126
CoStar Group, Inc.[3]	200,000	9,078
DryShips Inc.	250,000	8,872
Kansas City Southern[3]	200,000	8,872
TransDigm Group Inc.[3]	250,000	8,558
Halla Engineering & Construction Corp.[1,2]	626,000	8,290
Daelim Industrial Co., Ltd.[1]	127,000	7,941
Melco International Development Ltd.[1]	26,200,000	7,453
Cpl Resources PLC[1,2]	2,975,986	7,256
NCI Building Systems, Inc.[3]	225,000	7,144
KCC Corp.[1]	22,480	7,064
Alaska Air Group, Inc.[3]	340,000	6,933
Hyflux Water Trust[1,2]	19,500,000	6,908
ALL – América Latina Logística, units	1,000,000	6,831
ITE Group PLC[1]	3,145,000	6,816
American Shipping Co. ASA[1,3]	544,600	6,483
Max India Ltd.[1,3]	1,795,000	6,435
Intertek Group PLC[1]	415,000	6,245
Hopewell Highway Infrastructure Ltd.[1]	8,774,600	6,117
I. Kloukinas – I. Lappas SA1,2	1,824,000	6,083
Wabash National Corp.	600,000	5,670
BELIMO Holding AG1	6,300	5,567
Ansaldo STS SpA[1]	390,000	5,539
Korea Electric Terminal Co., Ltd.[1]	350,000	5,522
Japan Airport Terminal Co. Ltd.[1]	500,000	5,084
J&P-AVAX SA1	1,105,000	4,898
Lonrho PLC[1,3]	14,275,000	4,718
Krones AG1	93,324	4,619
Chung-Hsin Electric and Machinery Manufacturing Corp.[1]	10,444,000	4,394
Hong Kong Aircraft Engineering Co. Ltd.[1]	355,600	4,092
Chen Hsong Holdings Ltd.[1]	14,598,000	3,680
Aker Philadelphia Shipyard ASA[1,4]	346,000	3,060
JVM Co., Ltd.[1]	172,500	2,497
Rollins, Inc.	130,000	2,467
NEPES Corp.[1,3]	701,634	2,286
BrisConnections Unit Trusts[1,2,3]	27,300,000	837
Imagelinx PLC[1,2,3]	21,385,714	571
Dore Holdings Ltd.[1]	12,069,191	279
Latécoère SA1,3	18,838	199
		3,078,324

CONSUMER DISCRETIONARY — 14.17%
Nitori Co., Ltd.[1]	2,127,600	125,080
Schibsted ASA[1,2]	4,703,200	87,312
Central European Media Enterprises Ltd., Class A3	1,234,811	80,757
Jumbo SA1,2	4,844,956	78,639
Fourlis[1,2]	4,074,000	77,874
Lions Gate Entertainment Corp.[2,3]	8,250,000	75,075
lululemon athletica inc.[3]	2,903,214	66,861
Live Nation, Inc.[2,3]	4,000,000	65,080
Cheil Industries Inc.[1]	1,300,000	57,185
Kuoni Reisen Holding AG, Class B1,2	145,066	56,018
Café de Coral Holdings Ltd.[1,2]	31,550,000	55,058
Nishimatsuya Chain Co., Ltd.[1,2]	5,565,000	53,362
Billabong International Ltd.[1]	4,345,000	47,540
CTC Media, Inc.[3]	3,100,000	46,500
GEOX SpA[1]	4,785,880	46,314
NVR, Inc.[3]	73,500	42,042
Blue Nile, Inc.[2,3]	941,140	40,347
Ekornes ASA[1,2]	2,937,598	39,571
Navitas Ltd.[1,2]	21,727,690	38,878
Trinity Ltd.[1,2,3,4]	82,337,500	37,652
Life Time Fitness, Inc.[3]	1,183,100	36,996
Hotai Motor Co., Ltd.[1]	17,003,415	36,502
Marvel Entertainment, Inc.[3]	1,000,000	34,140
Arbitron Inc.	753,144	33,658
Aristocrat Leisure Ltd.[1]	6,277,742	33,204
GOME Electrical Appliances Holding Ltd.[1]	108,652,000	31,724
Pantaloon Retail (India) Ltd.[1]	5,500,000	31,132
PETsMART, Inc.	1,250,000	30,888
Bosideng International Holdings Ltd.[1]	248,300,000	30,847
Timberland Co., Class A3	1,767,000	30,693
Saks Inc.[3]	3,207,500	29,669
O’Reilly Automotive, Inc.[3]	1,101,800	29,495
Peet’s Coffee & Tea, Inc.[2,3]	1,015,000	28,339
Polaris Industries Inc.	610,200	27,758
Banyan Tree Holdings Ltd.[1,2]	44,333,000	27,617
Chipotle Mexican Grill, Inc., Class A3	255,000	14,150
Chipotle Mexican Grill, Inc., Class B3	288,000	13,464
Jackson Hewitt Tax Service Inc.[2]	1,796,000	27,551
Harman International Industries, Inc.	800,000	27,256
Lojas Renner SA, ordinary nominative	2,150,000	26,550
Scientific Games Corp., Class A3	1,050,000	24,171
Leggett & Platt, Inc.	1,100,000	23,969
Choice Hotels International, Inc.	875,000	23,713
Rightmove PLC[1]	5,174,057	23,673
PetMed Express, Inc.[2,3]	1,500,000	23,550
American Axle & Manufacturing Holdings, Inc.[2]	4,300,000	23,048
CarMax, Inc.[3]	1,550,000	21,700
Urban Outfitters, Inc.[3]	675,000	21,512
American Public Education, Inc.[3]	425,000	20,519
Korea Kumho Petrochemical Co., Ltd.[1]	610,940	20,363
DeVry Inc.	400,000	19,816
Halfords Group PLC[1]	4,200,000	19,591
Tractor Supply Co.[3]	456,100	19,179
Praktiker Bau- und Heimwerkermärkte Holding AG1	2,053,363	19,057
ElringKlinger AG1	1,002,000	19,031
Brunswick Corp.	1,460,000	18,673
Pool Corp.	787,538	18,373
Spot Runner, Inc.[1,3,4]	2,980,544	17,883
K12 Inc.[3]	660,018	17,491
Keihin Corp.[1]	1,445,000	16,979
Galaxy Entertainment Group Ltd.[1,3]	80,148,000	15,794
REXCAPITAL Financial Holdings Ltd.[1,3]	364,300,000	15,327
TAKKT AG1	1,071,778	14,731
Bloomsbury Publishing PLC[1,2]	5,405,000	14,495
Fontainebleau Resorts LLC, Class A, nonvoting units[1,3,4]	1,900,000	13,680
American Apparel, Inc.[3]	1,471,200	12,064
Office Depot, Inc.[3]	2,055,000	11,960
Dolan Media Co.[3]	1,151,506	11,619
Domino’s Pizza Enterprises Ltd.[1,2]	4,563,190	11,575
Woolworths Holdings Ltd.[1]	8,064,947	11,439
Gafisa SA, ordinary nominative	900,000	11,398
TomTom NV1,3	500,000	9,249
Seobu Truck Terminal Co., Ltd.[1,3]	562,200	8,590
TOD’S SpA[1]	162,000	8,097
Gentex Corp.	525,000	7,508
Tokai Rika Co., Ltd.[1]	546,600	6,940
Prime Success International Group Ltd.[1]	15,200,000	6,728
Titan Industries Ltd.[1]	275,493	6,643
Restaurant Group PLC[1]	2,950,000	6,568
Boyd Gaming Corp.	700,000	6,552
Williams-Sonoma, Inc.	400,000	6,472
USS Co., Ltd.[1]	100,000	6,429
Next Media Ltd.[1]	22,100,000	5,434
HUGO BOSS AG1	215,000	5,156
Burani Designer Holding NV (CDI)[1]	1,299,170	5,079
Bijou Brigitte modische Accessoires AG1	52,000	5,047
Bob Evans Farms, Inc.	175,000	4,776
Brascan Residential Properties SA, ordinary nominative	1,692,900	3,914
Gaming VC Holdings SA1	1,396,800	3,866
Rambler Media Ltd.[1,3]	273,760	3,673
ValueVision Media, Inc., Class A2,3	1,900,000	3,515
YBM Sisa.com Inc.[1]	487,968	3,272
Haseko Corp.[1]	3,950,000	2,828
Cosi, Inc.[3]	1,247,234	2,457
Entertainment Rights PLC[1,2,3]	42,281,102	2,024
OSIM International Ltd.[1,3]	18,750,000	2,022
C C Land Holdings Ltd.[1]	5,973,000	1,283
Ten Alps PLC[1,3]	1,815,000	1,277
CEC Unet PLC[1,2,3]	35,100,775	968
Hi-Lex Corp.[1]	3,200	34
Mobile Travel Guide, Inc.[1,3,4]	96,033	24
		2,491,576

HEALTH CARE — 11.95%
ResMed Inc[3]	2,556,100	109,912
ResMed Inc (CDI)[1,3]	1,500,000	6,520
American Medical Systems Holdings, Inc.[2,3]	5,370,000	95,371
Beckman Coulter, Inc.	997,500	70,813
NuVasive, Inc.[3]	1,403,461	69,233
Gerresheimer AG, non-registered shares[1]	1,435,000	65,672
Inverness Medical Innovations, Inc.[3]	2,161,456	64,844
Cochlear Ltd.[1]	1,325,467	63,296
Masimo Corp.[3]	1,631,800	60,703
ArthroCare Corp.[2,3]	2,117,000	58,683
Integra LifeSciences Holdings Corp.[3]	1,238,500	54,531
ZOLL Medical Corp.[2,3]	1,655,000	54,152
Hikma Pharmaceuticals PLC[1]	6,769,153	48,255
Volcano Corp.[2,3]	2,777,400	48,021
Haemonetics Corp.[3]	747,700	46,148
Medicis Pharmaceutical Corp., Class A2	3,062,100	45,656
Nakanishi Inc.[1,2]	491,100	41,629
Mentor Corp.[2]	1,700,700	40,579
SonoSite, Inc.[2,3]	1,254,866	39,403
Cougar Biotechnology, Inc.[2,3,4]	1,000,000	33,390
Cougar Biotechnology, Inc.[2,3]	100,000	3,339
BioMarin Pharmaceutical Inc.[3]	1,350,000	35,761
Onyx Pharmaceuticals, Inc.[3]	975,000	35,275
Abaxis, Inc.[2,3]	1,609,700	31,711
Fisher & Paykel Healthcare Corp. Ltd.[1]	15,890,690	31,632
Apollo Hospitals Enterprise Ltd.[1,2]	3,275,000	31,559
Acorda Therapeutics, Inc.[3]	1,300,000	31,005
ev3 Inc.[3]	3,073,258	30,856
ABIOMED, Inc.[3]	1,680,000	29,820
Sirona Dental Systems, Inc.[3]	1,263,081	29,405
Vital Signs, Inc.	397,400	29,368
United Therapeutics Corp.[3]	250,000	26,292
Greatbatch, Inc.[3]	990,400	24,304
Hisamitsu Pharmaceutical Co., Inc.[1]	551,000	23,943
Intuitive Surgical, Inc.[3]	96,934	23,359
United Laboratories International Holdings Ltd.[1,2]	71,242,000	23,293
Invacare Corp.	935,000	22,571
Bumrungrad Hospital PCL[1]	23,355,300	22,347
Ipca Laboratories Ltd.[1,2]	1,794,000	21,541
Applera Corp., Celera Corp.[3]	1,392,000	21,506
OSI Pharmaceuticals, Inc.[3]	400,000	19,716
China Medical Technologies, Inc. (ADR)	600,000	19,548
Auxilium Pharmaceuticals, Inc.[3]	600,000	19,440
Laboratorios Almirall, SA1	2,051,800	18,891
Alpharma Inc., Class A3	500,000	18,445
Rhön-Klinikum AG, non-registered shares[1]	605,400	17,587
DiaSorin SpA[1]	877,100	17,129
CardioNet, Inc.[3]	664,000	16,573
Alexion Pharmaceuticals, Inc.[3]	400,000	15,720
Eurand NV3	825,000	14,982
Array BioPharma Inc.[3]	1,920,000	14,746
PSS World Medical, Inc.[3]	750,000	14,625
Tecan Group AG1	293,270	14,533
Phase Forward Inc.[3]	615,000	12,860
Vital Images, Inc.[2,3]	792,000	11,880
AMAG Pharmaceuticals, Inc.[3]	300,000	11,619
Orion Oyj, Class B1	655,000	11,083
Endo Pharmaceuticals Holdings Inc.[3]	550,000	11,000
AngioDynamics, Inc.[3]	600,000	9,480
Vision-Sciences, Inc.[2,3]	2,200,000	8,778
Arpida Ltd.[1,2,3]	1,231,509	8,719
Allscripts Healthcare Solutions, Inc.[3]	700,000	8,708
Biosensors International Group, Ltd.[1,3]	27,650,000	8,406
AtriCure, Inc.[2,3]	824,500	8,261
LifeCycle Pharma A/S1,3	2,275,000	8,228
Recordati SpA[1]	1,300,000	7,933
Eclipsys Corp.[3]	370,000	7,751
Genomma Lab Internacional, SAB de CV, Series B3	6,000,000	7,652
Apria Healthcare Group Inc.[3]	410,000	7,478
I-Flow Corp.[3]	800,000	7,448
EGIS NYRT[1]	107,000	7,147
Simcere Pharmaceutical Group (ADR)[3]	770,000	6,684
VNUS Medical Technologies, Inc.[3]	313,700	6,566
Newron Pharmaceuticals SpA[1,3]	257,000	6,550
Insulet Corp.[3]	384,400	5,351
Top Glove Corp. Bhd.[1]	4,495,100	5,251
AS ONE Corp.[1]	253,000	5,177
Vical Inc.[2,3]	2,250,279	4,928
Exelixis, Inc.[3]	775,000	4,712
Kendle International Inc.[3]	90,833	4,061
Clínica Baviera, SA1	420,000	4,008
A&D Pharma Holdings NV (GDR)[1,3]	775,200	3,544
Hythiam, Inc.[3]	2,700,000	3,483
WuXi PharmaTech (Cayman) Inc. (ADR)[3]	230,500	3,031
Krka, dd, Novo mesto[1]	27,820	2,921
Exiqon A/S1,3	450,000	2,058
Arcadia Resources, Inc.[3]	1,125,000	247
Allied Medical Ltd.[1,3]	147,030	30
		2,100,666

INFORMATION TECHNOLOGY — 10.35%
Kingboard Chemical Holdings Ltd.[1,2]	52,648,200	178,411
Heartland Payment Systems, Inc.[2]	2,970,000	75,913
SkillSoft PLC (ADR)[2,3]	7,225,000	75,574
Tripod Technology Corp.[1,2]	30,494,514	58,832
Intersil Corp., Class A	3,125,000	51,813
Verifone Holdings, Inc.[3]	3,114,500	51,514
Digital River, Inc.[3]	1,575,000	51,030
Mentor Graphics Corp.[3]	4,315,500	48,981
ACI Worldwide, Inc.[2,3]	2,742,400	48,047
Novellus Systems, Inc.[3]	2,275,000	44,681
Power Integrations, Inc.[2,3]	1,775,200	42,782
Novell, Inc.[3]	7,828,000	40,236
SRA International, Inc., Class A3	1,750,000	39,602
Avid Technology, Inc.[3]	1,633,400	39,300
AAC Acoustic Technologies Holdings Inc.[1,3]	44,865,000	34,493
Veeco Instruments Inc.[2,3]	2,306,396	34,158
Venture Corp. Ltd.[1]	5,969,600	32,640
Semtech Corp.[3]	2,196,053	30,657
Perfect World Co., Ltd., Class B (ADR)[3]	1,285,000	28,835
Solera Holdings, Inc.[3]	900,000	25,848
Polycom, Inc.[3]	1,100,000	25,443
Littelfuse, Inc.[3]	850,000	25,271
Internet Capital Group, Inc.[2,3]	3,096,000	25,109
Kingboard Laminates Holdings Ltd.[1]	53,064,236	23,407
Red Hat, Inc.[3]	1,550,000	23,359
Internet Brands, Inc., Class A3	3,254,895	22,687
austriamicrosystems AG, non-registered shares[1,2]	715,000	22,320
ASM Pacific Technology Ltd.[1]	3,840,000	22,068
Global Unichip Corp.[1]	3,780,076	21,752
SEEK Ltd.[1]	5,293,082	21,555
InfoSpace.com, Inc.[2,3]	1,971,200	21,388
Hana Microelectronics PCL[1,2]	53,925,000	21,369
Hutchinson Technology Inc.[2,3]	1,836,035	21,261
Echelon Corp.[3]	2,000,000	19,760
Halma PLC[1]	5,365,000	19,017
Neopost SA1	191,077	17,976
Kapsch TrafficCom AG1	534,130	17,609
Dice Holdings, Inc.[3]	2,477,600	17,591
Compal Electronics, Inc.[1]	20,200,500	14,564
MacDonald, Dettwiler and Associates Ltd.[3]	700,000	14,258
TIBCO Software Inc.[3]	1,915,000	14,018
Infotech Enterprises Ltd.[1,2]	3,000,000	13,616
DTS, Inc.[3]	482,300	13,422
Advantech Co., Ltd.[1]	6,753,860	13,038
SINA Corp.[3]	355,000	12,496
Finisar Corp.[3]	12,301,895	12,425
Varian Semiconductor Equipment Associates, Inc.[3]	487,500	12,246
VistaPrint Ltd.[3]	350,000	11,494
Applied Micro Circuits Corp.[3]	1,900,000	11,362
Euronet Worldwide, Inc.[3]	573,500	9,595
Euronet Worldwide, Inc. [3,4]	100,000	1,673
Redington (India) Ltd.[1]	2,194,868	10,800
Chartered Semiconductor Manufacturing Ltd[1,3]	38,740,000	10,388
IAC/InterActiveCorp[3]	600,000	10,380
Blackboard Inc.[3]	250,000	10,073
LoopNet, Inc.[3]	1,001,500	9,845
Intermec, Inc.[3]	500,000	9,820
Stratasys, Inc.[3]	532,000	9,294
THQ Inc.[3]	771,000	9,283
Wacom Co., Ltd.[1]	5,005	9,206
Orbotech Ltd.[3]	1,128,317	9,015
Verigy Ltd.[3]	540,000	8,791
Rolta India Ltd.[1]	1,650,000	8,432
Renishaw PLC[1]	618,738	8,401
Comverse Technology, Inc.[3]	860,000	8,230
Insight Enterprises, Inc.[3]	595,000	7,979
Techwell, Inc.[3]	825,000	7,780
Konami Corp.[1]	300,000	7,559
Ono Sokki Co., Ltd.[1,2]	1,609,000	7,522
DigiTech Systems Co., Ltd.[1,3]	435,000	6,850
Monotype Imaging Holdings Inc.[3]	576,100	6,412
SourceForge, Inc.[2,3]	4,700,000	6,392
Cadence Design Systems, Inc.[3]	915,000	6,185
Kaboose Inc.[2,3]	8,000,000	6,027
Delta Electronics (Thailand) PCL[1]	12,150,000	5,762
Concur Technologies, Inc.[3]	142,869	5,466
Rubicon Technology, Inc.[3]	613,000	4,426
Oakton Ltd.[1]	1,520,000	4,284
Tessera Technologies, Inc.[3]	245,000	4,003
Cyntec Co., Ltd.[1]	2,900,333	3,473
DFI, Inc.[1]	1,947,966	3,346
Delta Networks, Inc.[1]	14,000,000	3,313
MEMSIC, Inc.[2,3]	1,191,536	2,502
HSW International, Inc.[1,3,4]	815,215	1,817
HSW International, Inc.[1,3,4]	294,693	547
SupportSoft, Inc.[3]	735,000	2,205
i2 Technologies, Inc.[3]	149,600	2,018
Simmtech Co., Ltd.[1]	1,020,000	1,991
Moneysupermarket.com Group PLC[1]	1,332,800	1,356
DK UIL Co., Ltd.[1,3]	140,000	781
Phoenix PDE Co., Ltd.[1,3]	876,090	750
Funcom NV1,3	496,993	459
Advanced Semiconductor Manufacturing Corp. Ltd., Class H1,3	18,190,000	453
Orbiscom Ltd.[1,3,4]	3,905,874	234
KEC Corp.[1,3]	20,000	15
ClearSpeed Technology PLC[1,3]	21,626	4
		1,820,365

FINANCIALS — 9.39%
Daegu Bank, Ltd.[1,2]	10,570,000	94,830
Pusan Bank[1,2]	9,594,500	87,216
Kotak Mahindra Bank Ltd.[1]	5,493,262	66,710
Hospitality Properties Trust	3,000,000	61,560
Hopewell Holdings Ltd.[1]	13,755,000	49,486
Dolphin Capital Investors Ltd.[1,2,3]	33,715,400	47,691
Dah Sing Financial Holdings Ltd.[1]	11,174,600	46,948
Mercury General Corp.	852,724	46,687
Hargreaves Lansdown PLC[1]	14,244,718	46,539
IG Group Holdings PLC[1]	8,036,771	45,836
Champion Real Estate Investment Trust[1]	101,458,000	41,768
Ascendas Real Estate Investment Trust[1]	31,486,550	41,747
Northwest Bancorp, Inc.	1,260,406	34,712
Wilmington Trust Corp.	1,200,000	34,596
Topdanmark A/S1,3	235,700	33,702
BOK Financial Corp.	670,000	32,435
Redwood Trust, Inc.	1,440,000	31,291
Challenger Financial Services Group Ltd.[1]	15,668,353	30,930
Jammu and Kashmir Bank Ltd.[1,2]	3,149,500	30,836
Industrial and Commercial Bank of China (Asia) Ltd.[1]	16,857,137	30,598
Banco De Oro Unibank, Inc.[1]	34,600,000	28,282
eHealth, Inc.[2,3]	1,580,000	25,280
Central Pattana PCL[1]	49,016,000	24,268
China Banking Corp.[1]	2,463,514	23,690
Rayonier Inc.	450,000	21,307
Union Bank of the Philippines[1,2]	37,429,400	20,914
Robinsons Land Corp., Class B1	122,188,300	20,179
First Niagara Financial Group, Inc.	1,224,300	19,283
Indiabulls Real Estate Ltd.[1]	5,175,644	19,157
JSE Ltd.[1]	2,745,000	17,916
Oslo Børs VPS Holding ASA[1]	1,002,335	17,898
Bank Sarasin & Cie AG, Class B1	466,100	17,845
Home Federal Bancorp, Inc.[2]	1,384,249	17,649
Gruppo MutuiOnline SpA[1,2]	3,160,000	17,002
Banco Macro SA, Class B (ADR)	914,600	16,920
PT Bank Niaga Tbk[1]	222,354,000	16,884
Brown & Brown, Inc.	775,000	16,755
MGIC Investment Corp.	2,350,000	16,521
East West Bancorp, Inc.	1,138,703	15,600
AEON Mall Co., Ltd.[1]	503,000	14,989
Asya Katilim Bankasi AS, Class B1,3	9,090,009	14,287
Portfolio Recovery Associates, Inc.[3]	287,558	13,984
Banco Cruzeiro do Sol SA, preferred nominative	5,543,100	12,816
S P Setia Bhd.[1]	13,950,000	12,672
CapitaRetail China Trust[1]	24,680,100	12,369
Banco Sofisa SA, preferred nominative	5,066,400	12,220
Islamic Arab Insurance Co. (Salama)[3]	21,700,000	11,225
Paraná Banco SA, preferred nominative	3,554,720	11,208
Azimut Holding SpA[1]	1,496,663	10,366
Credito Emiliano SpA[1]	1,200,000	10,240
Westamerica Bancorp.	170,000	9,780
TICON Property Fund[1]	30,400,000	9,734
Gladstone Capital Corp.	619,000	9,434
Banco ABC Brasil SA, preferred nominative	3,060,700	8,991
National Bank of Pakistan[1]	8,793,774	8,926
P/F Føroya Banki[1]	270,000	8,700
Banco Compartamos, SA, Institución de Banca Múltiple, Class O	3,000,000	8,292
Wing Tai Holdings Ltd.[1]	12,373,000	8,206
TMX Group Inc.	299,594	8,182
iStar Financial, Inc.	3,115,000	8,099
Banco Daycoval SA, preferred nominative	2,539,300	7,859
Bolsa Mexicana de Valores, SAB de CV, Series A3	9,400,000	7,827
Unitech Corporate Parks PLC[1,3]	14,430,903	7,131
VastNed Retail NV1	97,000	6,873
Amata Corp. PCL[1]	26,800,000	6,688
MCB Bank Ltd.[1]	2,587,500	6,656
Hung Poo Real Estate Development Corp.[1]	10,345,551	6,506
Kiatnakin Bank PCL[1]	12,200,000	6,193
Farglory Land Development Co., Ltd.[1]	6,218,000	5,971
Regent Pacific Group Ltd.[1,3]	145,950,000	5,242
Banco Patagonia SA, Class B (BDR)	559,000	5,199
Greek Postal Savings Bank SA1	479,210	4,973
Cathay Real Estate Development Co. Ltd.[1]	17,400,000	4,957
FirstFed Financial Corp.[3]	600,000	4,704
Ascendas India Trust[1]	12,750,000	4,659
TICON Industrial Connection PCL[1]	11,298,800	4,247
Solomon Mutual Savings Bank[1,2]	1,062,023	4,107
Federal Agricultural Mortgage Corp., Class C	777,000	3,186
Chuang’s China Investments Ltd.[1,2]	112,439,000	3,028
Sumitomo Real Estate Sales Co., Ltd.[1]	100,000	2,800
Bank of Georgia (GDR)[1,3]	375,000	2,443
Bank of Georgia (GDR)[1,3,5]	50,000	326
Banner Corp.	183,567	2,205
CastlePoint Holdings, Ltd.	101,574	1,131
UCBH Holdings, Inc.	150,000	962
		1,650,061

ENERGY — 6.19%
OPTI Canada Inc.[2,3]	15,001,600	156,105
OPTI Canada Inc.[2,3,4]	420,000	4,371
Concho Resources Inc.[2,3]	4,806,820	132,716
Oilexco Inc.[3]	6,808,600	67,002
Oilexco Inc. (GBP denominated)[1,3,4]	2,900,000	28,923
Oilexco Inc.[3,4]	520,000	5,117
Pacific Rubiales Energy Corp.[3]	8,150,000	51,652
Pacific Rubiales Energy Corp.[3,4]	1,333,333	8,450
Banpu PCL[1]	6,651,700	59,314
Heritage Oil Ltd.[1,2,3]	12,898,000	50,295
First Calgary Petroleums Ltd.[2,3]	10,846,000	34,523
First Calgary Petroleums Ltd. (GBP denominated)[1,2,3]	4,800,000	15,215
KNM Group Bhd.[1]	131,151,000	48,716
Oceaneering International, Inc.[3]	750,000	39,990
Value Creation Inc.[1,3,4]	4,529,354	36,831
Quicksilver Resources Inc.[3]	1,836,500	36,051
Straits Asia Resources Ltd.[1]	33,387,800	35,463
FMC Technologies, Inc.[3]	700,000	32,585
Uranium One Inc.[3]	14,705,500	31,851
Superior Well Services, Inc.[2,3]	1,200,000	30,372
EXCO Resources, Inc.[3]	1,500,000	24,480
Bill Barrett Corp.[3]	700,000	22,477
Rex Energy Corp.[3]	1,285,600	20,261
Centennial Coal Co. Ltd.[1]	5,927,391	17,754
Regal Petroleum PLC[1,3]	10,317,000	16,527
Encore Acquisition Co.[3]	350,000	14,623
WorleyParsons Ltd.[1]	589,556	14,578
Bankers Petroleum Ltd.[3]	4,567,933	12,217
Bankers Petroleum Ltd.[3,4]	733,333	1,961
Alpha Natural Resources, Inc.[3]	190,000	9,772
Gulf Keystone Petroleum Ltd.[1,2,3,4]	23,700,000	9,007
International Coal Group, Inc.[3]	1,220,000	7,613
Zhaikmunai LP (GDR)[1,3,5]	790,000	5,925
Sterling Energy PLC[1,3]	37,700,000	2,375
Mart Resources, Inc.[3,4]	12,459,375	1,408
High Arctic Energy Services Inc.[3]	1,923,000	1,177
		1,087,697

MATERIALS — 5.40%
AMG Advanced Metallurgical Group NV1,2,3	2,143,960	88,066
Rhodia SA1,2	5,093,401	79,180
AptarGroup, Inc.	1,375,000	53,776
Calgon Carbon Corp.[2,3]	2,459,300	50,071
Croda International PLC[1]	3,860,000	42,289
Major Drilling Group International Inc.[2,3]	1,500,000	41,911
James Hardie Industries NV1	9,037,609	37,075
Valspar Corp.	1,600,000	35,664
Intrepid Potash, Inc.[3]	1,076,813	32,455
Kemira Oyj[1]	2,216,189	26,130
Peter Hambro Mining PLC[1]	2,855,901	25,703
Timminco Ltd.[3]	1,860,000	25,573
Minerals Technologies Inc.	420,000	24,931
PBS Coals Ltd.[1,3]	3,375,600	24,159
FUCHS PETROLUB AG1	332,517	23,008
Symrise AG1	1,325,000	22,660
United Phosphorus Ltd.[1]	3,270,000	21,746
KazakhGold Group Ltd. (GDR)[1,3,5]	948,000	9,694
KazakhGold Group Ltd. (GDR)[1,3]	825,000	8,437
Kenmare Resources PLC[1,2,3]	51,336,000	17,712
Lynas Corp. Ltd.[1,3]	30,165,969	17,347
Asian Paints Ltd.[1]	670,200	17,053
LANXESS AG1	495,000	13,670
PT Indocement Tunggal Prakarsa Tbk[1]	21,125,000	13,318
Central African Mining & Exploration Co. PLC[1,3]	51,546,569	12,791
Mineral Deposits Ltd.[1,3]	16,142,844	8,944
Mineral Deposits Ltd. (CAD denominated)[1,3]	6,300,000	3,490
Coal of Africa Ltd.[1,3]	7,500,000	11,638
Eastern Platinum Ltd.[3]	10,105,450	9,326
Eastern Platinum Ltd.[3,4]	2,500,000	2,307
Sino-Forest Corp.[3]	900,000	11,366
Northern Iron Ltd.[1,3]	4,613,597	10,252
Yamana Gold Inc.	1,200,000	9,888
Gem Diamonds Ltd.[1,3]	800,000	9,825
PT Semen Gresik[1]	27,150,000	9,766
Nihon Parkerizing Co., Ltd.[1]	820,000	9,152
Sidenor Steel Products Manufacturing Co. SA1	1,217,865	9,025
New Gold Inc.[3]	1,916,667	8,916
Polo Resources Ltd.[1,2,3]	123,872,500	8,862
Taiwan Cement Corp.[1]	14,140,000	8,369
Murchison Metals Ltd.[1,3]	7,275,000	7,682
Cementir Holding SpA[1]	1,600,000	7,596
Ta Ann Holdings Bhd.[1]	5,300,000	7,267
SSCP Co., Ltd.[1,3]	645,000	5,655
Gold Wheaton Gold Corp.[1,3,4]	7,440,000	5,241
Shree Cement Ltd.[1]	350,000	3,776
Oxus Gold PLC[1,3]	15,915,000	2,899
River Diamonds PLC[1,3,4]	95,000,000	2,710
Banro Corp.[3,4]	890,000	2,347
J.K. Cement Ltd.[1]	945,000	2,112
Mwana Africa PLC[1,3,4]	5,980,000	1,805
Zoloto Resources Ltd.[2,3]	8,175,000	1,617
Mangalam Cement Ltd.[1]	900,000	1,414
Sunkar Resources PLC[1,3,4]	2,700,000	1,112
Hung Hing Printing Group Ltd.[1]	1,951,000	435
PT Sumalindo Lestari Jaya, Tbk[1,3]	5,348,000	322
		949,535

CONSUMER STAPLES — 3.62%
Lindt & Sprüngli AG, participation certificate[1]	19,166	46,586
Lindt & Sprüngli AG1	1,694	45,642
Hain Celestial Group, Inc.[2,3]	2,580,000	71,027
Andersons, Inc.[2]	1,247,000	43,919
Bare Escentuals, Inc.[3]	3,824,400	41,571
Olam International Ltd.[1]	31,553,300	40,513
Chattem, Inc.[3]	401,200	31,366
Kernel Holding SA1,3	3,243,300	25,861
China Yurun Food Group Ltd.[1]	19,267,000	24,904
ARYZTA AG1,3	614,500	23,946
First Pacific Co. Ltd.[1]	44,300,000	23,152
MARR SpA[1]	3,202,500	22,533
AMOREPACIFIC Corp.[1]	36,702	19,846
Poslovni sistem Mercator, dd1	69,933	19,709
Emmi AG1	135,800	15,093
Lakshmi Energy and Foods Ltd.[1,3]	2,401,000	14,333
China Huiyuan Juice Group Ltd.[1]	11,299,000	14,037
Coca-Cola Icecek AS, Class C1	1,672,785	13,493
China Milk Products Group Ltd.[1]	30,800,000	12,828
Origin Enterprises PLC[1,3]	3,213,300	12,564
Fresh Del Monte Produce Inc.[3]	525,000	11,655
Universal Robina Corp.[1]	51,235,000	10,364
Synear Food Holdings Ltd.[1]	44,500,000	9,351
PT Indofood Sukses Makmur Tbk[1]	43,284,500	8,972
Drogasil SA, ordinary nominative	1,563,900	8,341
Trigon Agri A/S1,2,3	8,150,000	7,808
PrimeAg Australia Ltd.[1,3]	7,000,000	7,554
Hypermarcas SA, ordinary nominative[3]	901,400	6,144
PT Astra Agro Lestari Tbk[1]	2,420,000	3,308
		636,420

TELECOMMUNICATION SERVICES — 1.61%
LG Telecom Ltd.[1]	6,370,000	53,282
tw telecom inc., Class A3	4,135,400	42,967
NTELOS Holdings Corp.	1,486,497	39,972
Cellcom Israel Ltd.	950,000	28,557
Cellcom Israel Ltd.(ILS denominated)[1]	350,000	10,449
DiGi.Com Bhd.[1]	2,927,500	19,131
Total Access Communication PCL[1]	17,046,000	18,747
Partner Communications Co. Ltd.[1]	935,000	17,862
Globe Telecom, Inc.[1]	526,867	11,547
Manitoba Telecom Services Inc.	300,000	11,089
True Corp. PCL[1,3]	107,000,000	9,860
Cbeyond, Inc.[3]	550,000	7,914
StarHub Ltd[1]	3,246,840	5,829
QSC AG1,3	1,969,863	3,634
Telemig Celular Participações SA, preferred nominative (ADR)	48,900	1,810
		282,650

UTILITIES — 1.60%
Xinao Gas Holdings Ltd.[1,2]	51,038,000	69,173
Manila Water Co., Inc.[1,2]	111,206,800	39,137
Glow Energy PCL[1]	42,550,000	35,349
GVK Power & Infrastructure Ltd.[1,3]	41,599,990	24,146
Northumbrian Water Group PLC[1]	4,170,000	21,278
AES Tietê SA, preferred nominative	2,400,000	19,422
Energy Development Corp.[1]	187,563,000	16,065
Cascal NV	1,526,951	16,033
CESC Ltd.[1]	1,746,400	10,385
Central Vermont Public Service Corp.	409,493	9,599
First Gen Corp.[1,3]	22,039,000	8,714
Ratchaburi Electricity Generating Holding PCL[1]	4,697,200	4,900
Electricity Generating PCL[1]	2,285,000	4,244
Energen Corp.	75,000	3,396
		281,841

MISCELLANEOUS — 4.97%
Other common stocks in initial period of acquisition		874,614

Total common stocks (cost: $17,125,818,000)		15,253,749

Warrants — 0.03%

MATERIALS — 0.02%
New Gold Inc., warrants, expire 2012[3,4]	3,333,333	1,099
New Gold Inc., warrants, expire 2012[3,4]	6,250,000	441
Gold Wheaton Gold Corp., warrants, expire 2013[1,3,4]	3,720,000	695
Eastern Platinum Ltd., warrants, expire 2009[3]	1,750,000	148
Energem Resources Inc., warrants, expire 2009[1,3,4]	2,200,000	1
		2,384

ENERGY — 0.01%
Pacific Rubiales Energy Corp., warrants, expire 2012[3,4]	666,667	1,262
Bankers Petroleum Ltd., warrants, expire 2012[3,4]	366,667	553
OPTI Canada Inc., warrants, expire 2008[1,2,3,4]	105,000	64
		1,879

INDUSTRIALS — 0.00%
Goodpack Ltd., warrants, expire 2009[3]	2,459,750	446

MISCELLANEOUS — 0.00%
Other warrants in initial period of acquisition		207

Total warrants (cost: $3,548,000)		4,916

	Shares or	Value
Convertible securities — 0.33%	principal amount	(000)

HEALTH CARE — 0.16%
Fluidigm Corp., Series E, convertible preferred[1,3,4]	4,378,695	$17,515
BG Medicine, Inc., Series D convertible preferred[1,3,4]	1,538,462	10,000
		27,515

FINANCIALS — 0.11%
UCBH Holdings, Inc., Series B, 8.50% convertible preferred	13,000	19,675

CONSUMER DISCRETIONARY — 0.05%
Spot Runner, Inc., Series C, convertible preferred[1,3,4]	1,626,016	9,756

TELECOMMUNICATION SERVICES — 0.01%
tw telecom inc. 2.375% convertible debentures 2026	$1,600,000	1,308

Total convertible securities (cost: $48,115,000)		58,254

	Principal amount
Bonds & notes — 0.12%	(000)

ENERGY — 0.12%
International Coal Group, Inc. 10.25% 2014	15,000	13,463
James River Coal Co. 9.375% 2012	10,000	8,550

Total bonds & notes (cost: $24,743,000)		22,013

Short-term securities — 12.64%

Federal Home Loan Bank 2.03%–2.75% due 10/3–12/29/2008	330,400	329,920
Freddie Mac 2.095%–2.75% due 10/20–12/19/2008	297,000	296,328
BASF AG 2.10%–2.82% due 10/2/2008–1/16/2009[5]	167,600	166,906
Fannie Mae 2.35%–2.45% due 11/13–12/9/2008	108,500	108,167
Nestlé Capital Corp. 2.00%–2.10% due 10/14–10/15/2008[5]	103,300	103,213
BMW U.S. Capital LLC 2.04% due 10/9–10/14/2008[5]	91,400	91,344
American Honda Finance Corp. 2.19%–2.24% due 10/22–12/5/2008	90,000	89,567
Novartis Finance Corp. 2.10%–2.21% due 10/24–11/17/2008[5]	88,800	88,539
Swedish Export Credit Corp. 2.20%–2.95% due 10/2–12/18/2008	87,000	86,679
Jupiter Securitization Co., LLC 5.50% due 10/1/2008[5]	50,000	49,992
Park Avenue Receivables Co., LLC 2.70% due 12/1/2008[5]	30,000	29,778
Stadshypotek Delaware Inc. 2.60% due 10/7/2008[5]	78,800	78,759
Caisse d’Amortissement de la Dette Sociale 2.13%–2.19% due 10/8–11/13/2008	75,000	74,868
U.S. Treasury Bills 1.40%–1.86% due 2/5–8/27/2009	72,200	71,488
Toyota Credit de Puerto Rico Corp. 2.82% due 12/3/2008	50,000	49,742
Toyota Motor Credit Corp. 2.35% due 10/15/2008	11,500	11,489
Procter & Gamble International Funding S.C.A. 2.12% due 11/24–12/5/2008[5]	60,000	59,684
Electricité de France 2.22%–2.26% due 10/16–11/12/2008[5]	51,800	51,695
Toronto-Dominion Holdings USA Inc. 2.49% due 11/13/2008[5]	48,300	48,144
Westpac Banking Corp. due 2.23% 10/8–10/15/2008[5]	40,000	39,974
Sheffield Receivables Corp. 2.67% due 11/6/2008[5]	40,000	39,890
Shell International Finance BV 2.08%–2.25% due 11/13–11/26/2008[5]	38,700	38,565
Hewlett-Packard Co. 2.17% due 10/3/2008[5]	37,700	37,693
ING (U.S.) Funding LLC 2.59% due 11/5/2008	30,000	29,919
AT&T Inc. 2.16% due 10/10/2008[5]	27,700	27,683
Bank of America Corp. 3.25% due 10/28/2008	26,300	26,233
United Parcel Service Inc. 2.07% due 12/10/2008[5]	23,000	22,858
Calyon North America Inc. 2.44% due 10/7/2008	21,600	21,590
Eksportfinans ASA 2.30% due 10/24/2008[5]	21,000	20,962
KfW 2.15% due 11/6/2008[5]	20,000	19,956
Private Export Funding Corp. 2.38% due 12/16/2008[5]	10,000	9,924

Total short-term securities (cost: $2,221,683,000)		2,221,549

Total investment securities (cost: $19,423,907,000)		17,560,481
Other assets less liabilities		21,628

Net assets		$17,582,109

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,”
was $7,871,196,000, which represented 44.77% of the net assets of the fund.
[2]Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]Security did not produce income during the last 12 months.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale.
Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Trinity Ltd.	12/6/2007	$37,508	$37,652	.21%
Value Creation Inc.	8/25/2005–9/1/2006	33,229	36,831	.21
Oilexco Inc. (GBP denominated)	12/15/2005	9,456	28,923	.16
Oilexco Inc.	3/7/2007	3,454	5,117	.03
Cougar Biotechnology, Inc.	12/17/2007	29,000	33,390	.19
Spot Runner, Inc.	10/25/2006–3/20/2008	15,071	17,883	.10
Spot Runner, Inc., Series C, convertible preferred	10/25/2006	6,000	9,756	.06
Boart Longyear Ltd.	4/4/2007	35,226	21,376	.12
Fluidigm Corp., Series E, convertible preferred	12/21/2006–10/24/2007	17,515	17,515	.10
Fontainebleau Resorts LLC, Class A, nonvoting units	10/5/2005–6/1/2007	21,500	13,680	.08
BG Medicine, Inc., Series D convertible preferred	7/9/2008	10,000	10,000	.06
Pacific Rubiales Energy Corp.	7/9/2007	5,551	8,450	.05
Pacific Rubiales Energy Corp., warrants, expire 2012	7/9/2007	932	1,262	.01
Gulf Keystone Petroleum Ltd.	7/22/2008	13,210	9,007	.05
Gold Wheaton Gold Corp.	6/27/2008	3,676	5,241	.03
Gold Wheaton Gold Corp., warrants, expire 2013	6/27/2008	—	695	.00
OPTI Canada Inc.	6/1/2005	4,610	4,371	.03
OPTI Canada Inc., warrants, expire 2008	6/1/2005	355	64	.00
Aker Philadelphia Shipyard ASA	12/5/2007	3,626	3,060	.02
River Diamonds PLC	6/4/2008	7,928	2,710	.02
Bankers Petroleum Ltd.	2/22/2007	1,173	1,961	.01
Bankers Petroleum Ltd., warrants, expire 2012	2/22/2007	—	553	.00
HSW International, Inc.	10/2/2007	3,000	1,817	.01
HSW International, Inc.	12/17/2007	907	547	.00
Banro Corp.	7/26/2005	3,799	2,347	.01
Eastern Platinum Ltd.	4/3/2007	4,100	2,307	.01
Mwana Africa PLC	12/7/2005	5,032	1,805	.01
Euronet Worldwide, Inc.	3/8/2007	2,500	1,673	.01
New Gold Inc., warrants, expire 2012	3/21/2007	1,386	1,099	.01
New Gold Inc., warrants, expire 2012	11/26/2007	336	441	.00
Mart Resources, Inc.	1/16/2007–9/7/2007	5,594	1,408	.01
Sunkar Resources PLC	6/19/2008	6,348	1,112	.01
Orbiscom Ltd.	9/28/2000	12,144	234	.00
Mobile Travel Guide, Inc.	12/17/2007	24	24	.00
Energem Resources Inc., warrants, expire 2009	3/6/2007	367	1	.00

Total restricted securities		$304,557	$284,312	1.62%

5Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,041,504,000, which represented 5.92% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
BDR = Brazilian Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
CAD = Canadian dollar
GBP = British pound
ILS = Israeli shekel

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-935-1108O-S15836

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO
To the Shareholders and Board of Directors of
SMALLCAP World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of SMALLCAP World Fund, Inc. (the “Fund”) as of September 30, 2008, and for the year then ended and have issued our report thereon dated November 5, 2008, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2008, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 5, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a committee on governance comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on governance of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee on governance.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: December 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: December 8, 2008

By /s/ David A. Pritchett
David A. Pritchett, Treasurer and Principal Financial Officer

Date: December 8, 2008